UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 070302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay Absolute Return Multi-Strategy Fund and MainStay MacKay Short Term Municipal Fund)

Date of reporting period: April 30, 2018

FORM N-CSR

Item 1.   Reports to Stockholders.

MainStay MacKay Tax Advantaged Short Term Bond Fund*

(Formerly known as MainStay Tax Advantaged Short Term Bond Fund)

Message from the President and Annual Report

April 30, 2018

* Effective May 22, 2018, the MainStay MacKay Tax Advantaged Short Term Bond Fund was renamed the MainStay MacKay Short Term Municipal Fund.

This page intentionally left blank

Message from the President

Generally speaking, investors saw strong gains from stocks and mixed returns from bonds during the 12 months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, stocks of the 200 largest companies provided the strongest overall performance during the reporting period and at all capitalization levels, stocks in general provided double-digit returns. Growth stocks outperformed value stocks at all capitalization levels during the reporting period.

Several forces affected the U.S. stock market during the reporting period. Stocks rose relatively steadily in the first few months of the reporting period on the general optimism about what Republicans could accomplish with control in the White House, the Senate and the House of Representatives. Crude oil prices dipped to their low point for the reporting period in June 2017, then climbed relatively steadily for the rest of the reporting period, which helped energy stocks.

On August 9, 2017, the president warned North Korea of “fire and fury” should that nation take action against the United States, and the remark led to a brief setback in the stock market’s advance. Nevertheless, stocks continued to rise with some volatility through a series of devastating hurricanes in Texas, Florida and Puerto Rico in August, September and October 2017. On December 22, 2017, the president signed a comprehensive tax bill into law. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets generally provided double-digit returns. On average, emerging-market stocks tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period considerably higher than where they began, results for fixed-income asset classes were mixed. The Federal Open Market Committee (FOMC) raised the federal funds target range by 25 basis points three times during the reporting period—in June and December 2017 and in March 2018. These modest increases caused U.S. Treasury yields to rise across the maturity spectrum during the reporting period. This led to positive returns for the shortest-term U.S. Treasury securities, but negative returns for U.S. Treasury securities with maturities of one year or longer. Asset-backed securities provided positive returns. U.S. agency securities with short maturities did well, but longer-term agencies provided negative total returns. Corporate bonds also had mixed results, with some rating categories and maturity ranges providing positive returns and others recording negative performance. Mortgage-backed securities provided negative returns during the reporting period, while leveraged loans were positive. High-yield corporate bonds provided modest positive total returns during the reporting period. Convertible securities were also positive performers, with particular strength among investment-grade issues. Municipal bonds had mixed results, with intermediate maturities providing negative returns but the asset class as a whole providing positive performance.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended April 30, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	1/2/2004	–0.36 0.65%	–0.10 0.51%	1.05 1.36%	0.70 0.70%
Investor Class Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	2/28/2008	–0.92 0.08	–0.50 0.10	0.68 0.99	1.08 1.08
Class I Shares	No Sales Charge		1/2/1991	0.84	0.76	1.61	0.40

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays 3-Year Municipal Bond Index[4]	–0.19%	0.88%	2.13%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index[5]	–0.05	0.71	1.61
Morningstar Short-Term Bond Category Average[6]	0.42	0.92	2.22

4.	The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
5.	The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s secondary benchmark as of April 30, 2018. Effective May 22, 2018, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index is no longer the Fund’s secondary benchmark. The Bloomberg Barclays U.S.
1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Advantaged Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MacKay Tax Advantage Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,001.50	$3.97	$1,020.80	$4.01	0.80%

Investor Class Shares	$1,000.00	$998.10	$6.29	$1,018.50	$6.36	1.27%

Class I Shares	$1,000.00	$1,001.90	$2.48	$1,022.30	$2.51	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Territory of Guam, Revenue Bonds, 4.00%–5.00%, due 11/15/18–12/1/21

2.	State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds, 1.86%, due 10/1/36

3.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.75%–5.50%, due 7/1/18–7/1/20 (Insured)

4.	New Jersey Turnpike Authority, Revenue Bonds, 1.801%, due 1/1/22

5.	State of Illinois, Unlimited General Obligation, 5.00%–5.50%, due 8/1/18–11/1/18
6.	New York Transportation Development Corp., LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds, 5.00%, due 1/1/22

7.	New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds, 5.50%, due 12/15/20

8.	Tobacco Settlement Financing Corp., Revenue Bonds, 5.00%, due 6/1/19–6/1/23

9.	Puerto Rico Electric Power Authority, Revenue Bonds, 4.00%–5.50%, due 7/1/18–7/1/20 (Insured)

10.	City of Whiting IN, Environmental Facilities, BP Products North America, Revenue Bonds, 2.50%, due 12/1/44

8	MainStay MacKay Tax Advantaged Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Claude Athaide, PhD, CFA, John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Advantaged Short Term Bond Fund1 perform relative to its benchmarks and peers during the 12 months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Tax Advantaged Short Term Bond Fund returned 0.65% for Class A shares and 0.08% for Investor Class shares for the 12 months ended April 30, 2018. Over the same period, Class I shares returned 0.84%. For the 12 months ended April 30, 2018, all share classes outperformed the –0.19% return of the Bloomberg Barclays 3-Year Municipal Bond Index,2 which is the Fund’s primary benchmark, and the –0.05% return of the Bloomberg Barclays U.S. 1–3 Year Government/Credit Index,2 which is the Fund’s secondary benchmark. For the 12 months ended April 30, 2018, Class A and Class I shares outperformed—and Investor Class shares underperformed—the 0.42% return of the Morningstar Short-Term Bond Category Average.3 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Tax Advantaged Short Term Bond Fund was renamed MainStay MacKay Tax Advantaged Short Term Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had a shorter duration4 than the Bloomberg Barclays 3-Year Municipal Bond Index during the reporting period and was defensively positioned in anticipation of continued Federal Reserve tightening. These factors helped the Fund outperform the Index during the reporting period. The Fund held an ample percentage of tax-exempt variable-rate securities, which also contributed positively to the Fund’s relative performance. These securities, which are not represented in the Bloomberg Barclays 3-Year Municipal Bond Index, saw their coupons reset higher as short yields rose and the yield curve5 flattened.

What was the Fund’s duration strategy during the reporting period?

The Fund had a shorter and more-defensive duration posture than the Bloomberg Barclays 3-Year Municipal Bond Index during the reporting period, with the expectation that the Federal Reserve would continue to raise the federal funds target range, which would put pressure on the front end of the yield curve as the curve continued to flatten. At the end of the reporting period, the Fund’s modified duration to worst6 was 1.30 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The most substantial positive contributions to the Fund’s relative performance during the reporting period came from its underweight exposure relative to the Bloomberg Barclays 3-Year Municipal Bond Index in the prerefunded and state general obligation sectors. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure to the local general obligation sector also contributed positively to relative performance. The largest detractor from the Fund’s relative performance was its corporate debt exposure, which is not reflected in the benchmark, and its overweight position in the leasing sector.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, would have an effect. At a more macro level, the Fund dramatically reduced its exposure to taxable securities during the last month of the reporting period in anticipation of its repositioning to a 100% short-term municipal bond fund.

How did the Fund’s sector weightings change during the reporting period?

The sectors prevalent in the Fund’s holdings—such as local general obligation, dedicated tax, airport, water/sewer, tobacco

1.	Effective May 22, 2018, the Fund’s name will change to MainStay MacKay Short Term Municipal Fund and its principal investment strategy will be revised. In addition, Claude Athaide, Dan Roberts and Louis Cohen will no longer serve as portfolio managers of the Fund. For more information on these changes, please refer to the supplement dated March 23, 2018.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Short-Term Bond Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

and hospitals—reflected our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to the hospital, transportation and industrial development revenue/pollution control revenue sectors. In addition, because the Fund’s planned repositioning to a 100% short-term municipal bond fund, there was a significant shift during the reporting period out of taxable municipals and corporates and toward tax-exempt municipal bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the Bloomberg Barclays 3-Year Municipal Bond Index in

credits rated BBB7 and A, as well as variable-rate securities, which the Index does not contain. As of the same date, the Fund had a shorter duration and was structured more defensively than the Bloomberg Barclays 3-Year Municipal Bond Index, given the expectation that the Federal Reserve would continue to raise the federal funds target range, which we believed would put pressure on short-term fixed security prices. As previously mentioned, the Fund will soon transition to a 100% short term municipal bond fund. For this reason, the Fund has reduced its overall exposure to taxable securities to less than 10% of net assets, which is below the threshold allowed under the upcoming mandate.

7.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Advantaged Short Term Bond Fund

Portfolio of Investments April 30, 2018

	Principal Amount	Value
Long-Term Bonds 103.0%† Corporate Bonds 2.0%
Agriculture 0.4%
Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	$1,070,000	$1,069,825

Banks 1.6%
Bank of America Corp. 5.65%, due 5/1/18	1,000,000	1,000,000
Goldman Sachs Group, Inc. 2.90%, due 7/19/18	1,080,000	1,081,289
Huntington National Bank 2.20%, due 11/6/18	2,000,000	1,996,340

		4,077,629

Total Corporate Bonds (Cost $5,154,330)		5,147,454

Municipal Bonds 101.0%
Alabama 1.3%
Calhoun County Board of Education, Special Tax Insured: BAM 3.00%, due 2/1/19	200,000	201,488
Industrial Development Board of the City of Mobile Alabama, Alabama Power Co.-Barry Plant, Revenue Bonds (b)
1st Series 1.625%, due 7/15/34 (put 10/02/18)	250,000	249,630
1st Series 1.63%, due 6/1/34 (c)	1,900,000	1,900,000
Water Works Board of the City of Birmingham, Revenue Bonds Series C 1.509%, due 1/1/19	1,000,000	991,540

		3,342,658

Alaska 0.2%
Alaska Railroad Corp., Revenue Bonds Series A 5.00%, due 8/1/18	500,000	503,745

Arizona 3.1%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds Series C 1.53%, due 1/1/46 (b)(c)	5,000,000	5,000,000
City of Tucson AZ, Certificates of Participation Insured: AGM 4.00%, due 7/1/20	350,000	364,291

	Principal Amount	Value
Arizona (continued)
Mohave County Unified School District No. 20 Kingman, Unlimited General Obligation Insured: BAM 3.00%, due 7/1/20	$1,505,000	$1,536,364
Pima County Unified School District No. 16 Catalina Foothills, Unlimited General Obligation 3.00%, due 7/1/19	1,165,000	1,180,203

		8,080,858

Arkansas 0.3%
County of Baxter AR, Baxter Regional Medical Center, Revenue Bonds Series A 5.00%, due 9/1/20	785,000	824,038

California 7.2%
Auburn Urban Development Authority Successor Agency, Auburn Redevelopment Project, Tax Allocation
Insured: BAM 4.00%, due 6/1/18	135,000	135,228
Insured: BAM 4.00%, due 6/1/19	140,000	142,932
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, Insured: AGM 4.00%, due 9/1/18	300,000	302,388
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/21	1,100,000	1,178,287
California Municipal Finance Authority, Harbor Regional Center Project, Revenue Bonds 4.00%, due 11/1/18	740,000	748,392
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 2.00%, due 6/15/18	1,205,000	1,205,410
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series B 1.95%, due 6/1/18	500,000	499,830
California School Finance Authority, Aspire Public Schools, Revenue Bonds Series A 5.00%, due 8/1/19 (a)	130,000	134,206

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
City of Industry CA, Senior, Revenue Bonds Series A, Insured: AGM 2.125%, due 1/1/19	$985,000	$982,813
City of Oakland CA, Revenue Bonds Insured: AGM (zero coupon), due 12/15/19	1,000,000	953,290
Commerce Community Development Commission Successor Agency, Tax Allocation Series B, Insured: AGM 2.00%, due 8/1/19	1,890,000	1,865,392
County of San Diego CA, Sanford Burnham Prebys Medical, Revenue Bonds 5.00%, due 11/1/18	400,000	406,248
Del Mar Race Track Authority, Revenue Bonds 4.00%, due 10/1/18	1,230,000	1,238,376
Irvine Ranch Water District, Improvement District Construction, Special Assessment Series B 1.22%, due 10/1/41 (b)(c)	5,000,000	5,000,000
Monrovia Redevelopment Agency Successor Agency, Central Redevelopment Project, Tax Allocation Series A, Insured: AGM 2.50%, due 5/1/19	600,000	598,500
Moreno Valley Public Financing Authority, Revenue Bonds Insured: AGM 2.25%, due 11/1/18	105,000	104,827
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds Series B-2 1.20%, due 5/15/32 (b)(c)	1,735,000	1,735,000
San Bernardino City Unified School District, Election of 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/18	300,000	302,490
San Diego Redevelopment Agency Successor Agency, Tax Allocation
Series B 2.00%, due 9/1/18	250,000	249,962
Series B 2.25%, due 9/1/19	250,000	249,300
Sierra Kings Health Care District, Unlimited General Obligation 4.00%, due 8/1/18	200,000	201,204
Stockton Public Financing Authority, Special Tax Series A, Insured: BAM 4.00%, due 9/2/20	575,000	601,346

		18,835,421

	Principal Amount	Value
Colorado 0.6%
Colorado Health Facilities Authority, Evangelical Lutheran Good, Revenue Bonds 3.00%, due 6/1/18	$500,000	$500,450
E-470 Public Highway Authority, Revenue Bonds Series A 5.00%, due 9/1/19	1,000,000	1,040,240

		1,540,690

Connecticut 1.2%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/15/20	1,000,000	1,053,580
City of Hartford CT, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/18	780,000	783,222
Series C, Insured: NATL-RE 5.00%, due 9/1/18	465,000	468,887
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series M 4.00%, due 7/1/19	800,000	818,296

		3,123,985

Delaware 0.1%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds Series A 4.00%, due 6/1/18	300,000	300,228

District of Columbia 0.8%
District of Columbia, Tranche 1, Revenue Bonds Series A 1.55%, due 8/15/38 (b)(c)	2,000,000	2,000,000

Florida 2.5%
City of Lakeland FL, Lakeland Regional Health Systems, Revenue Bonds
5.00%, due 11/15/19	265,000	277,007
5.00%, due 11/15/20	420,000	447,884
City of Tallahassee FL, Tallahassee Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/18	425,000	431,893
County of Escambia FL, Gulf Power Co. Project, Revenue Bonds Series 2 1.67%, due 4/1/39 (b)(c)	2,000,000	2,000,000

12	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade Seaport Department, Revenue Bonds Series A 5.00%, due 10/1/19	$2,140,000	$2,222,005
Miami-Dade County Industrial Development Authority, Florida Power & Light Co., Revenue Bonds 1.58%, due 6/1/21 (b)(c)	800,000	800,000
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 3.00%, due 8/1/18	345,000	346,001

		6,524,790

Georgia 1.9%
Main Street Natural Gas, Inc., Revenue Bonds Series B 2.008%, due 4/1/48 (b)(c)	5,000,000	4,989,100

Guam 5.4%
♦Territory of Guam, Revenue Bonds
Series D 4.00%, due 11/15/18	275,000	277,181
Series D 5.00%, due 11/15/19	1,000,000	1,035,550
Series A 5.00%, due 1/1/20	660,000	684,466
Series D 5.00%, due 11/15/20	2,740,000	2,888,344
Series A 5.00%, due 12/1/20	3,230,000	3,406,972
Series A 5.00%, due 12/1/21	5,295,000	5,664,114

		13,956,627

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific Health Obligation, Revenue Bonds Series A 5.00%, due 7/1/18	250,000	251,283

Illinois 9.5%
Chicago Board of Education, Chicago School Board, Unlimited General Obligation Series A, Insured: NATL-RE 5.25%, due 12/1/19	400,000	412,840
Chicago Board of Education, School Reform, Unlimited General Obligation Series B-1, Insured: NATL-RE (zero coupon), due 12/1/18	1,495,000	1,471,394

	Principal Amount	Value
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE 5.00%, due 12/1/19	$1,775,000	$1,825,197
Series A, Insured: AMBAC 5.50%, due 12/1/18	220,000	223,021
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/18	1,000,000	1,010,190
City of Peoria IL, Unlimited General Obligation Series A 3.00%, due 1/1/19	525,000	525,667
City of Rockford IL, Unlimited General Obligation Series A, Insured: BAM 3.00%, due 12/15/18	145,000	145,993
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series B, Insured: BAM 2.00%, due 12/1/19	1,140,000	1,124,485
County of Cook IL, Unlimited General Obligation Series D, Insured: BAM 2.03%, due 11/15/18	700,000	698,474
Illinois Finance Authority, Edward Elmhurst Obligated Group, Revenue Bonds 5.00%, due 1/1/21	300,000	317,688
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series B 2.95%, due 8/1/18	250,000	249,575
Series B 3.20%, due 8/1/19	250,000	248,105
Illinois Sports Facilities Authority, Revenue Bonds
Insured: AMBAC (zero coupon), due 6/15/19	925,000	888,879
5.00%, due 6/15/18	495,000	496,356
Illinois State University, Auxiliary Facilities System, Revenue Bonds
Series A, Insured: AGM 5.00%, due 4/1/21	505,000	535,431
Series B, Insured: AGM 5.00%, due 4/1/21	250,000	265,065
Series A, Insured: AGM 5.00%, due 4/1/22	425,000	456,323
Series B, Insured: AGM 5.00%, due 4/1/22	645,000	692,536
Madison Macoupin Etc Counties Illinois Community College District No. 536, Lewis & Clark Community College, Unlimited General Obligation
4.50%, due 5/1/20	305,000	318,329
5.00%, due 11/1/22	420,000	448,526

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Madison Macoupin Etc Counties Illinois Community College District No. 536, Unlimited General Obligation
Series A 5.00%, due 11/1/20	$150,000	$157,388
Series A 5.00%, due 11/1/21	70,000	74,304
Peoria County School District No. 68 Oak Grove, Unlimited General Obligation Series C, Insured: AGM 2.00%, due 12/1/19	180,000	178,951
Randolph County Community Unit School District No. 140 Sparta, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/18	405,000	409,342
Insured: AGM 4.00%, due 12/1/19	210,000	215,506
Regional Transportation Authority, Revenue Bonds Insured: AGM 5.75%, due 6/1/18	1,000,000	1,003,080
Round Lake IL, Lakewood Grove Special Service Area No. 3 & 4, Special Tax Insured: BAM 2.65%, due 3/1/21	499,000	492,438
St. Clair County High School District No 201 Belleville, Unlimited General Obligation Insured: BAM 3.50%, due 4/1/19	160,000	160,930
State of Illinois, Junior Obligation, Revenue Bonds 5.00%, due 6/15/19	610,000	629,044
♦State of Illinois, Unlimited General Obligation
Series A 5.00%, due 11/1/18	5,000,000	5,056,900
Insured: NATL-RE 5.50%, due 8/1/18	750,000	755,122
United City of Yorkville IL, Special Service Area No. 2005-108 & 2005-109, Special Tax Insured: AGM 3.00%, due 3/1/19	884,000	892,398
Village of Cary IL, Special Service Area No. 1, Special Tax Insured: BAM 1.50%, due 3/1/19	150,000	148,709
Village of Cary IL, Special Service Area No. 2, Special Tax Insured: BAM 1.70%, due 3/1/20	149,000	146,480

	Principal Amount	Value
Illinois (continued)
Village of Crestwood IL, Alternate Revenue Source, Unlimited General Obligation Series B, Insured: BAM 2.00%, due 12/15/19	$500,000	$497,605
Volo Village Special Service Area 3 & 6, Symphony Meadows / Lancaster, Special Tax Insured: AGM 3.00%, due 3/1/19	200,000	200,912
Western Illinois University, Revenue Bonds
Insured: BAM 5.00%, due 4/1/19	870,000	888,557
Insured: BAM 5.00%, due 4/1/20	460,000	478,809

		24,740,549

Indiana 4.0%
City of Rockport IN, Revenue Bonds Series B 1.75%, due 6/1/25 (put 06/01/18) (b)	2,000,000	1,999,160
♦City of Whiting IN, Environmental Facilities, BP Products North America, Revenue Bonds 2.50%, due 12/1/44 (b)(c)(d)	5,000,000	5,003,200
Indiana Bond Bank, Revenue Bonds Series A 5.25%, due 10/15/18	1,000,000	1,014,830
Indiana Finance Authority, Marquette Project, Revenue Bonds 5.00%, due 3/1/19	270,000	275,910
Indiana Finance Authority, Sisters of St. Francis, Health Services, Revenue Bonds Series I 1.55%, due 11/1/37 (b)(c)	2,100,000	2,100,000

		10,393,100

Iowa 1.2%
City of Coralville IA, Annual Appropriate Urban Renewal, Certificates of Participation Series B-1 2.00%, due 6/1/18	320,000	319,926
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/19	465,000	475,388
Series E 4.00%, due 6/1/20	500,000	519,235
City of Coralville IA, Corporate Purpose Bonds, Unlimited General Obligation
Series D1 1.50%, due 5/1/18	510,000	510,000
Series D1 1.75%, due 5/1/19	270,000	270,186
Series D2 2.25%, due 5/1/18	70,000	70,000

14	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
2.00%, due 12/1/18	$225,000	$225,180
3.00%, due 12/1/19	375,000	380,625
3.00%, due 12/1/20	325,000	331,650

		3,102,190

Kansas 0.8%
Kansas Development Finance Authority, KU Health System, Revenue Bonds Series J 1.54%, due 3/1/41 (b)(c)	2,000,000	2,000,000

Kentucky 0.6%
City of Berea KY, Berea College Project, Revenue Bonds Series A 1.70%, due 6/1/32 (b)(c)	1,585,000	1,585,000

Louisiana 2.3%
Bossier City LA, Public Improvement Sales & Tax, Revenue Bonds
2.00%, due 12/1/18	500,000	499,115
2.00%, due 12/1/19	650,000	643,435
City of New Orleans LA, Water System, Revenue Bonds 3.00%, due 12/1/18	250,000	251,535
City of Shreveport LA, Airport System, Revenue Bonds Series B, Insured: AGM 2.452%, due 1/1/19	500,000	499,830
City of Shreveport LA, Water & Sewer, Junior Lien, Revenue Bonds Series C, Insured: BAM 1.90%, due 12/1/18	1,120,000	1,113,414
Lafayette Public Trust Financing Authority, Ragin Cajun Facilities-Housing & Parking Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/18	705,000	714,278
Louisiana Local Government Environmental Facilities & Community Development Authority, University Student Housing, Revenue Bonds
Series A, Insured: AGM 2.00%, due 10/1/19	555,000	554,612
Insured: AGM 3.00%, due 10/1/18	865,000	868,962
Series A, Insured: AGM 3.00%, due 10/1/20	575,000	587,247

	Principal Amount	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Nineteenth Judicial District, Revenue Bonds Series C, Insured: AGM 5.00%, due 6/1/18	$245,000	$245,568

		5,977,996

Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds 5.00%, due 7/1/18	300,000	301,353

Massachusetts 3.6%
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/19	985,000	1,023,730
5.00%, due 10/1/20	760,000	806,793
Massachusetts Development Finance Agency, UMass Memorial Health Care, Revenue Bonds Series I 5.00%, due 7/1/18	1,000,000	1,004,810
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds 5.00%, due 9/1/18	225,000	227,340
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 5.00%, due 1/1/20	200,000	209,698
Massachusetts Health & Educational Facilities Authority, Harvard University, Revenue Bonds Series B 1.45%, due 11/1/49 (b)(c)	3,600,000	3,600,000
Massachusetts Housing Finance Agency, Revenue Bonds Series B 2.60%, due 12/1/39 (b)	2,535,000	2,520,221

		9,392,592

Michigan 1.3%
County of Genesee MI, Water Supply System, Limited General Obligation Series B, Insured: BAM 5.00%, due 2/1/19	200,000	204,512
Harper Woods School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/19	500,000	515,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Lincoln Consolidated School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 5/1/19	$1,180,000	$1,214,539
Livonia Public Schools, School District, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/18	210,000	210,000
Michigan Finance Authority, College for Creative Studies, Revenue Bonds 5.00%, due 12/1/18	200,000	203,244
Warren Consolidated Schools, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 5/1/19	1,080,000	1,112,594

		3,460,529

Minnesota 5.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 1.52%, due 11/15/35 (b)(c)	4,300,000	4,300,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Children’s Health Care, Revenue Bonds Series A 1.55%, due 8/15/37 (b)(c)	5,000,000	5,000,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System Project, Revenue Bonds 5.00%, due 11/15/18	1,350,000	1,373,301
Kanabec County MN, FirstLight Health System, Revenue Bonds 2.75%, due 12/1/19	2,750,000	2,747,003

		13,420,304

Mississippi 1.0%
City of Jackson MS Water & Sewer System, Revenue Bonds
Insured: BAM 4.00%, due 9/1/18	380,000	382,265
Insured: BAM 4.00%, due 9/1/20	625,000	644,787
Mississippi Development Bank, Biloxi Mississippi Project, Revenue Bonds Insured: BAM 4.00%, due 11/1/20	650,000	677,794

	Principal Amount	Value
Mississippi (continued)
Mississippi Development Bank, Canton Public School District, Revenue Bonds Insured: AGM 4.00%, due 12/1/18	$935,000	$946,379

		2,651,225

Nebraska 1.6%
Douglas County Hospital Authority No. 2, Children’s Hospital, Revenue Bonds Series A 1.54%, due 8/15/32 (b)(c)	2,300,000	2,300,000
Hospital Authority No 1 of Lancaster County, Bryan Health Medical Center, Revenue Bonds Series B-1 1.54%, due 6/1/31 (b)(c)	2,000,000	2,000,000

		4,300,000

Nevada 0.9%
County of Humboldt N.V., Sierra Pacific Power Co., Revenue Bonds Series A 1.24%, due 10/1/29 (put 06/03/19) (b)	2,250,000	2,227,658

New Hampshire 0.1%
New Hampshire Health & Education Facilities Authority, Kendel At Hanover, Revenue Bonds 3.00%, due 10/1/18	200,000	200,932

New Jersey 13.1%
Atlantic County Improvement Authority, Stockton University Atlantic City, Revenue Bonds Series B, Insured: AGM 5.00%, due 9/1/20	3,745,000	3,991,533
Borough of North Plainfield NJ, Unlimited General Obligation Insured: MAC 3.00%, due 6/1/20	330,000	335,607
Carteret Board of Education, Certificates of Participation Insured: BAM 4.00%, due 1/15/19	315,000	319,523
Casino Reinvestment Development Authority, Revenue Bonds 5.00%, due 11/1/18	255,000	258,473
City of Bayonne NJ, Unlimited General Obligation Insured: AGM 4.00%, due 7/15/19	1,000,000	1,023,030

16	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Garden State Preservation Trust, Revenue Bonds Series C, Insured: AGM 5.125%, due 11/1/19	$3,175,000	$3,317,748
Greater Egg Harbor Regional High School District, Unlimited General Obligation
Insured: AGM 4.00%, due 2/1/19	750,000	761,385
Insured: AGM 4.00%, due 2/1/20	1,000,000	1,032,750
New Jersey Health Care Facilities Financing Authority, Palisades Medical Center, Revenue Bonds 3.15%, due 7/1/18	180,000	180,403
New Jersey Health Care Facilities Financing Authority, Princeton Healthcare System, Revenue Bonds 5.00%, due 7/1/18	640,000	642,880
New Jersey State Economic Development Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 7/1/27	2,525,000	2,879,106
♦New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series B, Insured: NATL-RE 5.50%, due 12/15/20	5,000,000	5,358,150
♦New Jersey Turnpike Authority, Revenue Bonds Series C-2 1.801%, due 1/1/22 (b)(c)	6,000,000	6,017,640
State of New Jersey, Unlimited General Obligation
Series L, Insured: AMBAC 5.25%, due 7/15/18	2,045,000	2,059,008
Series M, Insured: AMBAC 5.50%, due 7/15/19	225,000	234,416
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/19	500,000	516,000
Series A 5.00%, due 6/1/20	2,500,000	2,646,275
Series A 5.00%, due 6/1/21	500,000	539,610
Series A 5.00%, due 6/1/22	1,250,000	1,369,975
Series A 5.00%, due 6/1/23	250,000	276,998
Trenton Parking Authority, Revenue Bonds
Series A, Insured: AGM 2.49%, due 10/1/19	170,000	167,960

	Principal Amount	Value
New Jersey (continued)
Trenton Parking Authority, Revenue Bonds (continued)
Series B, Insured: AGM 4.00%, due 4/1/19	$250,000	$254,503

		34,182,973

New York 5.8%
County of Rockland NY, Public Improvement, Limited General Obligation Insured: AGM 2.00%, due 12/1/18	655,000	655,976
New York City Water & Sewer System, 2nd General Resolution, Revenue Bonds Series BB-1 1.62%, due 6/15/39 (b)(c)	1,200,000	1,200,000
♦New York Transportation Development Corp., LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds 5.00%, due 1/1/22 (d)	5,000,000	5,407,250
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds Series C, Insured: AGM 3.75%, due 4/1/24 (b)	3,725,000	3,707,008
Village of Johnson City NY, Limited General Obligation Series B 4.00%, due 10/4/18	3,000,000	3,003,120
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/19	1,145,000	1,188,865

		15,162,219

Ohio 5.7%
City of Cincinnati OH, Unlimited General Obligation Series D 1.837%, due 12/1/18	200,000	199,106
City of Toledo OH, Limited General Obligation Insured: AGM 4.00%, due 12/1/19	1,540,000	1,586,693
Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/15/20	3,000,000	3,206,070
Ohio Higher Educational Facility Commission, Otterbein University Project, Revenue Bonds Series A 4.00%, due 12/1/19	915,000	942,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
♦State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds Series C 1.86%, due 10/1/36 (b)(c)	$8,800,000	$8,800,000

		14,734,319

Pennsylvania 6.5%
Capital Region Water, Revenue Bonds Series A 5.00%, due 7/15/19	1,300,000	1,347,658
Centre County Hospital Authority, Mount Nittany Medical Center, Revenue Bonds
Series B 3.00%, due 11/15/20	100,000	101,962
Series A 4.00%, due 11/15/18	100,000	101,146
Series A 4.00%, due 11/15/19	240,000	247,188
City of Reading PA, Unlimited General Obligation Insured: BAM 4.00%, due 11/1/19	620,000	635,519
Commonwealth of Pennsylvania, Certificates of Participation
Series A 5.00%, due 7/1/20	300,000	316,734
Series A 5.00%, due 7/1/21	350,000	376,558
Series A 5.00%, due 7/1/22	300,000	327,981
County of Beaver PA, Unlimited General Obligation
Series B, Insured: BAM 1.948%, due 11/15/18	730,000	727,168
Series B, Insured: BAM 2.18%, due 11/15/19	1,520,000	1,499,708
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds Series A 5.00%, due 6/1/20	500,000	529,570
Doylestown Hospital Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/18	245,000	246,286
General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc., Revenue Bonds 4.00%, due 12/1/18	185,000	187,305
Hazleton Area School District, Limited General Obligation
Series B, Insured: BAM 2.00%, due 3/1/20	375,000	373,080
Series A, Insured: BAM 4.00%, due 3/1/20	600,000	619,368

	Principal Amount	Value
Pennsylvania (continued)
Lancaster Higher Education Authority, Harrisburg Area Community, Revenue Bonds
Series A, Insured: BAM 5.00%, due 10/1/19	$685,000	$713,695
Series A, Insured: BAM 5.00%, due 10/1/20	840,000	890,702
Lycoming County Authority, Pennsylvania College of Technology, Revenue Bonds
4.00%, due 10/1/19	755,000	776,148
4.00%, due 10/1/20	1,730,000	1,800,307
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T 5.00%, due 10/1/19	750,000	780,982
Series 14T 5.00%, due 10/1/20	750,000	798,547
State Public School Building Authority, Chester Upland School, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/15/18	1,140,000	1,153,429
State Public School Building Authority, Harrisburg School District Project, Revenue Bonds Insured: AGM 4.00%, due 12/1/20	910,000	946,209
Trinity Area School District, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/18	950,000	959,025
West Mifflin School District, Unlimited General Obligation Insured: AGM 5.00%, due 10/1/18	500,000	506,600

		16,962,875

Puerto Rico 7.7%
Commonwealth of Puerto Rico, CPI- Linked Bonds-Public Improvement, Unlimited General Obligation Series A, Insured: AGC 3.061%, due 7/1/20	580,000	582,494
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 4.75%, due 7/1/18	110,000	110,447
Insured: AGM 5.25%, due 7/1/18	190,000	190,925
Insured: AGM 5.25%, due 7/1/20	710,000	743,959
Series A, Insured: NATL-RE 5.50%, due 7/1/18	1,880,000	1,887,501
Insured: AGC 5.50%, due 7/1/18	295,000	296,555

18	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: NATL-RE 5.50%, due 7/1/19	$3,545,000	$3,637,241
Insured: AGM 5.50%, due 7/1/19	525,000	542,325
Series A, Insured: NATL-RE 5.50%, due 7/1/20	320,000	331,856
Commonwealth of Puerto Rico, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 7/1/18	215,000	213,809
Commonwealth of Puerto Rico, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 7/1/18	255,000	253,587
♦Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: NATL-RE 4.00%, due 7/1/18	75,000	75,118
Series UU, Insured: NATL-RE 4.50%, due 7/1/18	2,500,000	2,505,925
Series SS, Insured: NATL-RE 5.00%, due 7/1/18	1,525,000	1,527,745
Series MM, Insured: NATL-RE 5.00%, due 7/1/19	230,000	234,683
Series UU, Insured: NATL-RE 5.00%, due 7/1/19	290,000	295,904
Series MM, Insured: NATL-RE 5.00%, due 7/1/20	240,000	246,420
Series N, Insured: NATL-RE 5.25%, due 7/1/19	350,000	358,116
Series L, Insured: NATL-RE 5.50%, due 7/1/19	60,000	61,561
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series E, Insured: AGM 5.50%, due 7/1/18	260,000	261,370
Series AA, Insured: NATL-RE 5.50%, due 7/1/19	1,100,000	1,128,622
Series Z, Insured: AGM 6.00%, due 7/1/18	2,035,000	2,047,373
Puerto Rico Housing Finance Authority, Sub-Capital Fund Program-Modernization, Revenue Bonds 4.625%, due 12/1/18	100,000	101,163
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/19	240,000	240,910
Series A, Insured: AGM 5.25%, due 8/1/19	250,000	251,555
Series C, Insured: AGM 5.25%, due 8/1/19	965,000	996,141

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series F, Insured: NATL-RE 5.25%, due 7/1/19	$800,000	$818,552

		19,941,857

Rhode Island 1.0%
Rhode Island Commerce Corp., Grant Anticipation Rhode Island Department, Revenue Bonds Series A 5.00%, due 6/15/20	1,000,000	1,059,790
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/20	1,500,000	1,576,110

		2,635,900

South Carolina 0.8%
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds Series A, Insured: BAM 2.26%, due 12/1/18	555,000	552,403
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/18	350,000	352,765
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/19	1,065,000	1,109,698

		2,014,866

Tennessee 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 4.00%, due 10/1/18	250,000	252,160
Series A 4.00%, due 10/1/19	200,000	205,348

		457,508

Texas 1.9%
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Revenue Bonds Series A 1.53%, due 9/1/31 (b)(c)	915,000	915,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County Municipal Utility District No. 419, Unlimited General Obligation
Insured: AGM 3.00%, due 9/1/18	$150,000	$150,548
Insured: AGM 3.00%, due 9/1/19	735,000	744,878
Insured: AGM 3.00%, due 9/1/20	500,000	509,945
Kerrville Health Facilities Development Corp., Peterson Regional Medical Center Project, Revenue Bonds 4.00%, due 8/15/18	555,000	557,536
Texas State Public Finance Authority, Financing System Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/19	1,000,000	1,017,860
Insured: BAM 4.00%, due 5/1/20	1,000,000	1,035,980

		4,931,747

U.S. Virgin Islands 1.0%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/18	110,000	110,398
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/19	1,810,000	1,488,725
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Series B 5.00%, due 10/1/18	1,000,000	985,000

		2,584,123

Utah 0.2%
Utah Infrastructure Agency, Revenue Bonds 1.00%, due 10/15/18	630,000	627,341

Vermont 0.1%
Vermont Educational & Health Building Financing Agency, Saint Michael’s College-Green Bond, Revenue Bonds
4.00%, due 10/1/18	125,000	125,868
4.00%, due 10/1/19	130,000	132,726

		258,594

	Principal Amount	Value
Virginia 0.1%
Lexington Industrial Development Authority, Kendal At Lexington, Revenue Bonds 3.00%, due 1/1/19	$300,000	$301,668

Total Municipal Bonds (Cost $264,423,647)		262,822,841

U.S. Government & Federal Agencies 0.0%‡
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 11/1/18	2,440	2,457

Total U.S. Government & Federal Agencies (Cost $2,432)		2,457

Total Long-Term Bonds (Cost $269,580,409)		267,972,752

Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.74%, dated 4/30/17 due 5/1/18 Proceeds at Maturity $436,632 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $465,000 and a Market Value of $447,417)	436,623	436,623

Total Short-Term Investment (Cost $436,623)		436,623

Total Investments (Cost $270,017,032)	103.1%	268,409,375
Other Assets, Less Liabilities	(3.1)	(8,116,702)
Net Assets	100.0%	$260,292,673

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(c)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

20	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	Interest on these securities was subject to alternative minimum tax.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$5,147,454	$—	$5,147,454
Municipal Bonds	—	262,822,841	—	262,822,841
U.S. Government & Federal Agencies	—	2,457	—	2,457

Total Long-Term Bonds	—	267,972,752	—	267,972,752

Short-Term Investment
Repurchase Agreement	—	436,623	—	436,623

Total Investments in Securities	$—	$268,409,375	$—	$268,409,375

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of April 30, 2018

Assets
Investment in securities, at value (identified cost $270,017,032)	$268,409,375
Cash	2,440,324
Receivables:
Interest	2,615,269
Fund shares sold	1,086,947
Other assets	39,161

Total assets	274,591,076

Liabilities
Payables:
Investment securities purchased	12,655,899
Fund shares redeemed	1,383,695
Manager (See Note 3)	82,158
Shareholder communication	34,081
Professional fees	22,745
NYLIFE Distributors (See Note 3)	20,982
Transfer agent (See Note 3)	9,854
Custodian	2,100
Trustees	100
Dividend payable	83,697
Accrued expenses	3,092

Total liabilities	14,298,403

Net assets	$260,292,673

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,359
Additional paid-in capital	262,264,115

262,291,474
Distributions in excess of net investment income	(8,709)
Accumulated net realized gain (loss) on investments and futures transactions	(382,435)
Net unrealized appreciation (depreciation) on investments	(1,607,657)

Net assets	$260,292,673

Class A
Net assets applicable to outstanding shares	$98,981,533

Shares of beneficial interest outstanding	10,402,710

Net asset value per share outstanding	$9.51
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.61

Investor Class
Net assets applicable to outstanding shares	$3,365,628

Shares of beneficial interest outstanding	352,801

Net asset value per share outstanding	$9.54
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.64

Class I
Net assets applicable to outstanding shares	$157,945,512

Shares of beneficial interest outstanding	16,603,956

Net asset value and offering price per share outstanding	$9.51

22	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended April 30, 2018

Investment Income (Loss)
Income
Interest	$5,356,499
Other income	917

Total income	5,357,416

Expenses
Manager (See Note 3)	1,296,172
Distribution/Service—Class A (See Note 3)	312,547
Distribution/Service—Investor Class (See Note 3)	7,782
Professional fees	121,549
Transfer agent (See Note 3)	119,770
Registration	83,851
Shareholder communication	61,088
Custodian	7,359
Trustees	6,780
Miscellaneous	16,106

Total expenses before waiver/reimbursement	2,033,004
Expense waiver/reimbursement from Manager (See Note 3)	(194,516)

Net expenses	1,838,488

Net investment income (loss)	3,518,928

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(330,429)
Futures transactions	69,361

Net realized gain (loss) on investments and futures transactions	(261,068)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,243,120)
Futures contracts	1,155

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,241,965)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,503,033)

Net increase (decrease) in net assets resulting from operations	$2,015,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended April 30, 2018 and April 30, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,518,928	$3,287,578
Net realized gain (loss) on investments and futures transactions	(261,068)	(121,367)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,241,965)	(1,854,747)

Net increase (decrease) in net assets resulting from operations	2,015,895	1,311,464

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,323,485)	(1,207,961)
Investor Class	(18,646)	(15,325)
Class I	(2,176,761)	(2,064,286)

	(3,518,892)	(3,287,572)

From net realized gain on investments:
Class A	—	(17,078)
Investor Class	—	(360)
Class I	—	(18,118)

	—	(35,556)

Total dividends and distributions to shareholders	(3,518,892)	(3,323,128)

Capital share transactions:
Net proceeds from sale of shares	199,137,746	471,777,305
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,701,265	2,571,117
Cost of shares redeemed	(255,509,908)	(483,669,917)

Increase (decrease) in net assets derived from capital share transactions	(53,670,897)	(9,321,495)

Net increase (decrease) in net assets	(55,173,894)	(11,333,159)

Net Assets
Beginning of year	315,466,567	326,799,726

End of year	$260,292,673	$315,466,567

Distributions in excess of net investment income at end of year	$(8,709)	$(8,745)

24	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended April 30,			November 1, 2014 through April 30,	Year ended October 31,
Class A	2018	2017	2016	2015*	2014	2013
Net asset value at beginning of period	$9.56	$9.61	$9.54	$9.54	$9.59	$9.68

Net investment income (loss) (a)	0.10	0.08	0.07	0.01	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)	0.06	0.01	(0.03)	(0.05)

Total from investment operations	0.05	0.03	0.13	0.02	0.01	—

Less dividends and distributions:
From net investment income	(0.10)	(0.08)	(0.06)	(0.01)	(0.04)	(0.05)
From net realized gain on investments	—	(0.00)‡	—	(0.01)	(0.02)	(0.04)

Total dividends and distributions	(0.10)	(0.08)	(0.06)	(0.02)	(0.06)	(0.09)

Net asset value at end of period	$9.51	$9.56	$9.61	$9.54	$9.54	$9.59

Total investment return (b)	0.54%	0.27%	1.41%	0.27%	0.09%	0.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	0.79%	0.69%	0.33%††	0.41%	0.57%
Net expenses	0.80%	0.80%	0.80%	0.86%††	0.86%	0.88%
Expenses (before waiver/reimbursement)	0.84%	0.84%	0.94%	1.24%††	1.07%	1.13%
Portfolio turnover rate	69%	85%	66%	7%	30%	67%
Net assets at end of period (in 000’s)	$98,982	$147,029	$111,768	$18,908	$20,086	$24,657

††	Annualized.
‡	Less than one cent per share.
*	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended April 30,			November 1, 2014 through April 30,		Year ended October 31,
Investor Class	2018	2017	2016	2015*		2014	2013
Net asset value at beginning of period	$9.59	$9.64	$9.56	$9.57		$9.61	$9.71

Net investment income (loss) (a)	0.06	0.04	0.03	(0.00	)‡	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)	0.07	0.00	‡	(0.02)	(0.06)

Total from investment operations	0.01	(0.01)	0.10	0.00	‡	(0.01)	(0.04)

Less dividends and distributions:
From net investment income	(0.06)	(0.04)	(0.02)	(0.00	)‡	(0.01)	(0.02)
From net realized gain on investments	—	(0.00)‡	—	(0.01)		(0.02)	(0.04)

Total dividends and distributions	(0.06)	(0.04)	(0.02)	(0.01)		(0.03)	(0.06)

Net asset value at end of period	$9.54	$9.59	$9.64	$9.56		$9.57	$9.61

Total investment return (b)	0.08%	(0.09%)	1.06%	0.02%		(0.15%)	(0.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.42%	0.30%	(0.03	%)††	0.02%	0.22%
Net expenses	1.26%	1.17%	1.20%	1.22	% ††	1.24%	1.23%
Expenses (before waiver/reimbursement)	1.36%	1.22%	1.33%	1.60	% ††	1.45%	1.47%
Portfolio turnover rate	69%	85%	66%	7%		30%	67%
Net assets at end of period (in 000’s)	$3,366	$3,639	$3,663	$3,552		$3,844	$3,965

††	Annualized.
‡	Less than one cent per share.
*	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended April 30,			November 1, 2014 through April 30,	Year ended October 31,
Class I	2018	2017	2016	2015*	2014	2013
Net asset value at beginning of period	$9.56	$9.61	$9.54	$9.54	$9.58	$9.68

Net investment income (loss) (a)	0.13	0.10	0.09	0.03	0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)	0.07	0.01	(0.01)	(0.06)

Total from investment operations	0.08	0.05	0.16	0.04	0.04	0.02

Less dividends and distributions:
From net investment income	(0.13)	(0.10)	(0.09)	(0.03)	(0.06)	(0.08)
From net realized gain on investments	—	(0.00)‡	—	(0.01)	(0.02)	(0.04)

Total dividends and distributions	(0.13)	(0.10)	(0.09)	(0.04)	(0.08)	(0.12)

Net asset value at end of period	$9.51	$9.56	$9.61	$9.54	$9.54	$9.58

Total investment return (b)	0.84%	0.54%	1.66%	0.40%	0.45%	0.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%	1.04%	0.93%	0.56%††	0.66%	0.79%
Net expenses	0.50%	0.54%	0.55%	0.61%††	0.61%	0.63%
Expenses (before waiver/reimbursement)	0.59%	0.59%	0.68%	0.99%††	0.82%	0.88%
Portfolio turnover rate	69%	85%	66%	7%	30%	67%
Net assets at end of period (in 000’s)	$157,945	$164,798	$211,369	$30,626	$43,509	$60,437

††	Annualized.
‡	Less than one cent per share.
*	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

26	MainStay MacKay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MacKay Tax Advantage Short Term Bond Fund (formerly known as MainStay Tax Advantaged Short Term Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions of Class A and Investor Class shares made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek after tax total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

27

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

28	MainStay MacKay Tax Advantaged Short Term Bond Fund

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

29

Notes to Financial Statements (continued)

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects that may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in

30	MainStay MacKay Tax Advantaged Short Term Bond Fund

unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2018, 96.4% of the Puerto Rico municipal securities held by the Fund were insured.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$69,361	$69,361

Total Realized Gain (Loss)		$69,361	$69,361

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,155	$1,155

Total Change in Unrealized Appreciation (Depreciation)		$1,155	$1,155

Average Notional Amount

	Interest Rate Contracts Risk		Total
Futures Contracts Short	$(14,043,385	)(a)	$(14,043,385)

(a)	Positions were open six months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on all assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed: Class A, 0.80% and Class I, 0.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement based on Class A, in an equal number of basis points to

31

Notes to Financial Statements (continued)

Investor Class. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 29, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $1,296,172 and waived its fees and/or reimbursed expenses in the amount of $194,516.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,547 and $860, respectively.

During the year ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares of $60,216 and $12, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$45,139
Investor Class	17,215
Class I	57,416

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$15,110,238	5.8%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$270,017,033	$145,262	$(1,752,919)	$(1,607,657)

As of April 30, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$74,988	$(382,435)	$(83,697)	$(1,607,657)	$(1,998,801)

Other temporary differences are primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of April 30, 2018, for federal income tax purposes, capital loss carryforwards of $382,435 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No

32	MainStay MacKay Tax Advantaged Short Term Bond Fund

capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$229	$153

During the years ended April 30, 2018 and April 30, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$650,578	$695,150
Exempt Interest Dividends	2,868,314	2,626,933
Long-Term Capital Gain	—	1,045
Total	$3,518,892	$3,323,128

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the year ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended April 30, 2018, purchases and sales of U.S. government securities were $0 and $9, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $195,491 and $224,175, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended April 30, 2018:
Shares sold	8,984,696	$85,804,850
Shares issued to shareholders in reinvestment of dividends and distributions	120,693	1,152,427
Shares redeemed	(14,220,228)	(135,757,525)

Net increase (decrease) in shares outstanding before conversion	(5,114,839)	(48,800,248)
Shares converted into Class A (See Note 1)	168,731	1,615,538
Shares converted from Class A (See Note 1)	(23,019)	(219,630)

Net increase (decrease)	(4,969,127)	$(47,404,340)

Year ended April 30, 2017:
Shares sold	20,374,801	$195,061,465
Shares issued to shareholders in reinvestment of dividends and distributions	93,461	894,406
Shares redeemed	(16,195,823)	(154,857,745)

Net increase (decrease) in shares outstanding before conversion	4,272,439	41,098,126
Shares converted into Class A (See Note 1)	20,108	192,391
Shares converted from Class A (See Note 1)	(549,534)	(5,250,386)

Net increase (decrease)	3,743,013	$36,040,131

33

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended April 30, 2018:
Shares sold	295,685	$2,827,195
Shares issued to shareholders in reinvestment of dividends and distributions	1,842	17,635
Shares redeemed	(178,863)	(1,710,869)

Net increase (decrease) in shares outstanding before conversion	118,664	1,133,961
Shares converted into Investor Class (See Note 1)	22,971	219,630
Shares converted from Investor Class (See Note 1)	(168,362)	(1,615,538)

Net increase (decrease)	(26,727)	$(261,947)

Year ended April 30, 2017:
Shares sold	74,047	$710,846
Shares issued to shareholders in reinvestment of dividends and distributions	1,611	15,460
Shares redeemed	(79,445)	(761,706)

Net increase (decrease) in shares outstanding before conversion	(3,787)	(35,400)
Shares converted into Investor Class (See Note 1)	23,293	223,692
Shares converted from Investor Class (See Note 1)	(20,060)	(192,391)

Net increase (decrease)	(554)	$(4,099)

Class I	Shares	Amount
Year ended April 30, 2018:
Shares sold	11,577,783	$110,505,701
Shares issued to shareholders in reinvestment of dividends and distributions	160,452	1,531,203
Shares redeemed	(12,369,327)	(118,041,514)

Net increase (decrease)	(631,092)	$(6,004,610)

Year ended April 30, 2017:
Shares sold	28,808,153	$276,004,994
Shares issued to shareholders in reinvestment of dividends and distributions	173,482	1,661,251
Shares redeemed	(34,268,427)	(328,050,466)

Net increase (decrease) in shares outstanding before conversion	(5,286,792)	(50,384,221)
Shares converted into Class I (See Note 1)	526,695	5,026,694

Net increase (decrease)	(4,760,097)	$(45,357,527)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on March 13-14, 2018, the Board approved a repositioning of the Fund to take effect May 22, 2018. On May 22, 2018, the following changes will occur: (i) name change for the Fund from MainStay MacKay Tax Advantaged Short Term Bond Fund to MainStay MacKay Short Term Municipal Fund; (ii) reduction in Management Fee and changes to Expense Caps; (iii) changes to the Fund’s current principal investment strategies and investment process; (iv) removal of secondary benchmark; (v) changes in Portfolio Managers; and (vi) changes in Investment Policies. For more information in regards to these changes please see the supplement to the Fund’s prospectus dated March 23, 2018.

Placeholder new management fees and expense caps.

34	MainStay MacKay Tax Advantaged Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Advantaged Short Term Bond Fund (formerly, MainStay Tax Advantaged Short Term Bond Fund) (the “Fund”), including the portfolio of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

June 22, 2018

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay MacKay Tax Advantaged Short Term Bond Fund (now known as the MainStay MacKay Short Term Municipal Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

36	MainStay MacKay Tax Advantaged Short Term Bond Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board acknowledged the changes to the Fund’s investment objective and principal investment strategies implemented effective June 1, 2015, noting that the Fund’s investment performance had

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

improved relative to the Fund’s peer funds over recent time periods. The Board considered its discussions with representatives from New York Life Investments regarding the Fund’s investment performance relative to the Fund’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund , and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including

38	MainStay MacKay Tax Advantaged Short Term Bond Fund

institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

39

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 81.5% of the ordinary income dividends paid during its fiscal year ended April 30, 2017 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end April 30, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay MacKay Tax Advantaged Short Term Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	81	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	None
	Richard H. Nolan, Jr. 11/16/46	MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	None
	Jacques P. Perold 5/12/58	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Pursuant to the Retirement Policy. Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

42	MainStay MacKay Tax Advantaged Short Term Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay VP Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, The MainStay Funds, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstaynylinvestments.com/funds

MainStayNew York Life Investments® is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737605 MS126-18	MSTAS11-06/18 (NYLIM) NL230

MainStay Absolute Return Multi-Strategy Fund

Message from the President and Annual Report

April 30, 2018

This page intentionally left blank

Message from the President

Generally speaking, investors saw strong gains from stocks and mixed returns from bonds during the 12 months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, stocks of the 200 largest companies provided the strongest overall performance during the reporting period and at all capitalization levels, stocks in general provided double-digit returns. Growth stocks outperformed value stocks at all capitalization levels during the reporting period.

Several forces affected the U.S. stock market during the reporting period. Stocks rose relatively steadily in the first few months of the reporting period on the general optimism about what Republicans could accomplish with control in the White House, the Senate and the House of Representatives. Crude oil prices dipped to their low point for the reporting period in June 2017, then climbed relatively steadily for the rest of the reporting period, which helped energy stocks.

On August 9, 2017, the president warned North Korea of “fire and fury” should that nation take action against the United States, and the remark led to a brief setback in the stock market’s advance. Nevertheless, stocks continued to rise with some volatility through a series of devastating hurricanes in Texas, Florida and Puerto Rico in August, September and October 2017. On December 22, 2017, the president signed a comprehensive tax bill into law. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets generally provided double-digit returns. On average, emerging-market stocks tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period considerably higher than where they began, results for fixed-income asset classes were mixed. The Federal Open Market Committee (FOMC) raised the federal funds target range by 25 basis points three times during the reporting period—in June and December 2017 and in March 2018. These modest increases caused U.S. Treasury yields to rise across the maturity spectrum during the reporting period. This led to positive returns for the shortest-term U.S. Treasury securities, but negative returns for U.S. Treasury securities with maturities of one year or longer. Asset-backed securities provided positive returns. U.S. agency securities with short maturities did well, but longer-term agencies provided negative total returns. Corporate bonds also had mixed results, with some rating categories and maturity ranges providing positive returns and others recording negative performance. Mortgage-backed securities provided negative returns during the reporting period, while leveraged loans were positive. High-yield corporate bonds provided modest positive total returns during the reporting period. Convertible securities were also positive performers, with particular strength among investment-grade issues. Municipal bonds had mixed results, with intermediate maturities providing negative returns but the asset class as a whole providing positive performance.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended April 30, 2018

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/18/2015	–7.54 –2.16%	–2.03 –0.08%	3.38 3.38%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/18/2015	–7.75 –2.38	–2.26 –0.31	3.65 3.65
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/18/2015	–4.01 –3.05	–1.08 –1.08	4.40 4.40
Class I Shares	No Sales Charge		6/18/2015	–1.91	0.15	3.14

Benchmark Performance	One Year	Since Inception
HFRX Absolute Return Index[3]	2.80%	1.56%
S&P 500® Index[4]	13.27	10.29
Morningstar Multialternative Category Average[5]	2.48	0.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Consolidated Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRX Absolute Return Index is the Fund’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Fund’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Cost in Dollars of a $1,000 Investment in MainStay Absolute Return Multi-Strategy Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$971.60	$14.81	$1,009.80	$15.10	3.03%

Investor Class Shares	$1,000.00	$971.30	$15.98	$1,008.60	$16.29	3.27%

Class C Shares	$1,000.00	$967.60	$19.51	$1,005.00	$19.89	4.00%

Class I Shares	$1,000.00	$973.20	$13.60	$1,011.00	$13.86	2.78%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay Absolute Return Multi-Strategy Fund

Strategy Allocation as of April 30, 20181 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

7

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms arbitrage.

8	MainStay Absolute Return Multi-Strategy Fund

Manager Allocation as of April 30, 20181 (Unaudited)

1	Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investments) (Unaudited)

1.	IQ Global Resources ETF

2.	iShares MSCI Indonesia ETF

3.	iShares MSCI Switzerland ETF

4.	Targa Resources Corp.

5.	Energy Transfer Partners, L.P.
6.	Enterprise Products Partners, L.P.

7.	Plains GP Holdings, L.P.

8.	MPLX, L.P.

9.	Energy Transfer Equity, L.P.

10.	Cheniere Energy, Inc.

Top Five Short Positions as of April 30, 2018 (Unaudited)

1.	United States Oil Fund, L.P.

2.	SPDR S&P 500 ETF Trust

3.	Liberty Media Corp-Liberty Formula One

4.	Liberty Broadband Corp.

5.	Brookdale Senior Living, Inc.

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s manager.

How did MainStay Absolute Return Multi-Strategy Fund perform relative to its primary benchmark and peers for the 12 months ended April 30, 2018?

Excluding all sales charges, MainStay Absolute Return Multi-Strategy Fund returned –2.16% for Class A shares, –2.38% for Investor Class shares and –3.05% for Class C shares for the 12 months ended April 30, 2018. Over the same period, Class I shares returned –1.91%. For the 12 months ended April 30, 2018, all share classes underperformed the 2.80% return of the HFRX Absolute Return Index,1 which is the Fund’s broad-based securities-market index; the 13.27% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark index; and the 2.48% return of the Morningstar Multialternative Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields LLC (“MacKay Shields”) assumed subadvisory responsibilities for the equity market neutral strategy of the Fund as a result of portfolio managers from Cornerstone Capital Management Holdings LLC, transitioning to MacKay Shields, a subadvisor to the Fund. For more information on this change, please refer to the supplement dated September 28, 2017. Effective January 15, 2018, the Fund’s principal investment strategies were revised to increase the maximum allocation of the Fund’s assets to any one strategy with each subadvisor from 20% to 30%. For more information on this change, please refer to the supplement dated December 15, 2017. Effective February 28, 2018, Michael Kimble no longer serves as a portfolio manager to the Fund. Dan Roberts and Louis Cohen continue to manage the credit long/short or non-traditional fixed-income strategy of the Fund for MacKay Shields. Effective May 1, 2018, Myriam Guervin will no longer serve as a portfolio manager to the Fund. All other portfolio managers of the risk arbitrage, credit long/short or non-traditional fixed-income, managed futures, global macro strategies will continue to manage those strategies. For more information on this change, please refer to the supplement dated February 28, 2018.

What factors affected the Fund’s performance relative to its primary benchmark during the reporting period?

Several factors contributed to the Fund’s performance relative to the HFRX Absolute Return Index during the reporting period. (Contributions take weightings and total returns into account.) The primary positive contributors were the global alpha and tactical allocation sleeves. Managed futures and Master Limited Partnerships (“MLPs”) alpha3 were the primary negative contributors during the reporting period. The Fund’s managed futures strategy suffered from some sharp trend reversals. The MLP sector continued to experience negative sentiment, and new government policies have posed challenges for the sector.

During the reporting period, how did the Fund’s performance correlate with traditional equity and fixed-income indices?

During the reporting period, the Fund’s performance maintained a modest correlation to traditional equity indices and a low correlation to investment-grade fixed-income indices. The Fund’s correlation to the S&P 500® Index was 49%. The Fund’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index4 was –4%.

During the reporting period, how did the Fund’s volatility compare to that of traditional fixed-income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Fund’s volatility was closer to that of traditional investment-grade fixed-income indices and was lower than that of traditional equity indices. The Fund’s volatility during the reporting period was 3.88%. This compared to 2.47% for the Bloomberg Barclays U.S. Aggregate Bond Index, 2.31% for the ICE BofA Merrill Lynch U.S. High Yield Master II Index5 and 11.93% for the S&P 500® Index.

How did the Fund use derivatives during the reporting period?

The Fund used derivatives for a variety of purposes, including alpha6 generation, hedging and operational efficiency. For

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Multialternative Category Average.
3.	The Master Limited Partnerships and other energy companies portion of the Fund consists of two underlying strategies: the midstream MLP strategy and the upstream MLP strategy.
4.	The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The ICE BofA Merrill Lynch U.S. High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay Absolute Return Multi-Strategy Fund

example, we used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices. The nontraditional fixed-income managers used interest-rate derivatives for hedging specific exposures in their sleeves. In the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Fund because of the functions they perform within the Fund. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. Nevertheless, derivatives contributed positively to the Fund’s performance during the reporting period.

How did you allocate the Fund’s assets among each of the strategies during the reporting period and why?

The Fund’s allocations are based on the estimated optimal risk-return distribution of assets taking into account both the risk and return expectations. See the chart on page 7 for strategy allocations as of April 30, 2018. (It is generally not possible to increase return without taking additional risk, and the Fund generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature, and as a result, allocations tend to be quite stable over time. The Fund’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy becomes available for investment that we believe would likely further support the Fund’s investment goal.

How did allocation changes among the strategies affect the Fund’s performance during the reporting period?

In early May 2017, we reduced the allocation to the managed futures strategy in favor of the global alpha strategy to manage the concentration risk contribution (the individual risk contribution from any one strategy or Subadvisor) at the Fund level. This allocation decision contributed positively to the Fund’s performance. In early June 2017, we reduced the allocation to the risk arbitrage sleeve because we believed that the risk-reward was not compelling. We shifted the allocation from risk arbitrage to the tactical allocation sleeve, which made a positive contribution to the Fund’s absolute performance. In mid-September 2017, we shifted allocation from the tactical allocation sleeve to the midstream MLP strategy because of what we believed to be be an optimistic outlook for the MLP industry. This tactical allocation contributed negatively to the Fund’s performance. During the middle of November 2017, we liquidated the risk arbitrage sleeve and reduced the Fund’s allocation to credit opportunities in favor of the tactical allocation sleeve and the global alpha strategy, which resulted in a positive contribution to the Fund’s absolute performance. In mid-January 2018, we liquidated the credit opportunities sleeve and reduced the allocation to the flexible bond sleeve7 in favor of the equity market neutral, tactical allocation, managed futures, MLPs and other energy, and global alpha strategies because of what we believed to be risks of rising yields in the fixed-income space. This trade contributed positively to the Fund’s absolute performance.

During the reporting period, how did each strategy either contribute to or detract from the Fund’s absolute performance?

During the reporting period, the Fund saw positive contributions to gross performance from global alpha (+1.84%), tactical allocation (+0.68%), credit opportunities (+0.54%) and flexible bond (+0.31%). Negative contributions to gross performance during the reporting period came from risk arbitrage (–0.48%), equity global market neutral (–0.57%), managed futures (–1.07%) and midstream MLP (–1.94%).

How did the Fund’s strategy weightings change during the reporting period?

Aside from the tactical changes already discussed, the strategic changes during the reporting period were the temporary liquidation of the risk arbitrage and credit opportunities sleeves.

7.	The credit long/short or non-traditional fixed-income portion of the Fund consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Consolidated Portfolio of Investments April 30, 2018

	Principal Amount	Value
Long-Term Bonds 0.5%† Corporate Bonds 0.5%
Banks 0.2%
Bank of America Corp.
3.004%, due 12/20/23 (a)(b)	$24,000	$23,290
4.20%, due 8/26/24	25,000	25,045
Citigroup, Inc. 4.60%, due 3/9/26	25,000	25,232
Goldman Sachs Group, Inc.
3.50%, due 11/16/26	30,000	28,412
5.375%, due 3/15/20	25,000	26,051
Morgan Stanley 5.00%, due 11/24/25	25,000	25,930

		153,960

Food 0.1%
Kraft Heinz Foods Co. 2.80%, due 7/2/20	45,000	44,673
Tyson Foods, Inc. 3.95%, due 8/15/24	35,000	34,925

		79,598

Health Care—Products 0.0%‡
Boston Scientific Corp. 2.85%, due 5/15/20	35,000	34,674

Health Care—Services 0.0%‡
Laboratory Corporation of America Holdings 2.625%, due 2/1/20	35,000	34,681

Home Builders 0.0%‡
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	20,000	20,275

Oil & Gas 0.1%
Petrobras Global Finance B.V. 7.375%, due 1/17/27	30,000	32,175
Petroleos Mexicanos 6.75%, due 9/21/47	25,000	24,135

		56,310

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	25,000	25,281

Retail 0.1%
O’Reilly Automotive, Inc. 3.80%, due 9/1/22	35,000	35,536

	Principal Amount	Value
Telecommunications 0.0%‡
T-Mobile USA, Inc. 6.375%, due 3/1/25	$25,000	$26,250

Total Long-Term Bonds (Cost $472,688)		466,565

	Shares
Affiliated Investment Companies 1.0%
♦IQ Global Resources ETF (c)	38,591	1,068,585

Total Affiliated Investment Companies (Cost $1,082,186)		1,068,585

Common Stocks 30.6%
Aerospace & Defense 0.2%
FACC A.G. (c)(d)	4,130	101,909
OHB S.E.	320	14,216
Vectrus, Inc. (c)(d)	2,200	79,200

		195,325

Air Freight & Logistics 0.3%
CTT-Correios de Portugal S.A.	8,414	31,038
Royal Mail PLC (d)	18,996	151,711
XPO Logistics, Inc. (c)(d)	1,500	145,740

		328,489

Airlines 0.4%
Air New Zealand, Ltd.	5,176	11,868
Deutsche Lufthansa A.G., Registered (d)	4,543	132,354
Finnair OYJ	7,670	104,367
International Consolidated Airlines Group S.A. (d)	17,442	150,129

		398,718

Auto Components 0.0%‡
Faurecia S.A. (c)(d)	548	44,701

Automobiles 0.4%
Fiat Chrysler Automobiles N.V. (c)(d)	6,582	146,681
Peugeot S.A. (d)	6,062	149,173
Thor Industries, Inc. (d)	1,200	127,368

		423,222

Banks 0.8%
Bancorp, Inc. (c)(d)	12,200	126,270
Customers Bancorp, Inc. (c)(d)	4,400	126,808
First Hawaiian, Inc. (d)	5,500	151,525
Franklin Financial Network, Inc. (c)(d)	2,300	77,510
OFG Bancorp (d)	10,000	135,000
Raiffeisen Bank International A.G. (c)(d)	4,479	150,598

		767,711

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investments. May be subject to change daily. (Unaudited)
∎	Among the Fund’s 5 largest short positions as of April 30, 2018. May be subject to change daily. (Unaudited)

12	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Building Products 0.1%
GWA Group, Ltd.	34,256	$98,839

Capital Markets 0.7%
Anima Holding S.p.A (b)	3,897	28,000
Lazard, Ltd., Class A (d)	2,500	136,050
Legg Mason, Inc. (d)	3,700	146,890
Leonteq A.G. (c)(d)	1,526	84,661
LPL Financial Holdings, Inc. (d)	2,700	163,539
Swissquote Group Holding S.A., Registered (d)	2,101	118,233

		677,373

Chemicals 0.6%
Covestro A.G. (b)(d)	1,519	138,047
FMC Corp. (d)	700	55,811
Kraton Corp. (c)(d)	2,500	114,175
Mosaic Co. (d)	6,100	164,395
Olin Corp. (d)	5,100	153,969

		626,397

Commercial Services & Supplies 0.5%
LSC Communications, Inc. (d)	7,700	134,596
Pitney Bowes, Inc. (d)	14,100	144,102
Quad/Graphics, Inc. (d)	5,000	123,550
R.R. Donnelley & Sons Co. (d)	14,400	121,680

		523,928

Communications Equipment 0.2%
ARRIS International PLC (c)(d)	3,100	83,700
Juniper Networks, Inc. (d)	6,200	152,458
Plantronics, Inc. (d)	100	6,515

		242,673

Construction & Engineering 0.3%
Chip Eng Seng Corp., Ltd.	67,100	50,316
Galliford Try PLC (d)	1,136	14,326
Maire Tecnimont S.p.A.	24,780	125,931
Mota-Engil SGPS S.A.	22,578	97,447
Per Aarsleff Holding A/S	393	14,725

		302,745

Construction Materials 0.0%‡
Forterra PLC (b)	9,253	40,072

Consumer Finance 0.0%‡
B2Holding ASA (c)	4,813	12,012

Containers & Packaging 0.1%
Papeles y Cartones de Europa S.A.	4,979	96,115

Diversified Consumer Services 0.1%
American Public Education, Inc. (c)(d)	2,600	104,780

	Shares	Value
Diversified Financial Services 0.1%
Banca Farmafactoring S.p.A (b)	8,631	$53,939

Electrical Equipment 0.4%
Atkore International Group, Inc. (c)(d)	6,800	120,836
EnerSys (d)	1,500	102,840
Mersen S.A. (d)	1,443	67,698
TPI Composites, Inc. (c)(d)	5,700	129,105

		420,479

Electronic Equipment, Instruments & Components 0.4%
AT&S Austria Technologie & Systemtechnik A.G. (d)	4,122	101,645
Jabil, Inc. (d)	5,400	143,640
Sanmina Corp. (c)(d)	3,700	109,150
Venture Corp., Ltd. (d)	1,700	26,590

		381,025

Energy Equipment & Services 0.6%
BW Offshore, Ltd. (c)	10,278	55,781
Exterran Corp. (c)(d)	1,500	43,935
Matrix Service Co. (c)(d)	1,500	23,100
McDermott International, Inc. (c)(d)	20,900	137,940
Oceaneering International, Inc. (d)	1,500	31,860
Patterson-UTI Energy, Inc. (d)	5,900	126,378
TETRA Technologies, Inc. (c)	11,800	46,374
Transocean, Ltd. (c)(d)	12,100	149,677

		615,045

Food & Staples Retailing 0.0%‡
Conviviality PLC (e)	14,382	20,037

Food Products 0.8%
Austevoll Seafood ASA	11,995	144,382
Bunge, Ltd. (d)	1,400	101,122
Grieg Seafood ASA (d)	11,832	126,622
Norway Royal Salmon ASA	4,425	104,595
Pilgrim’s Pride Corp. (c)(d)	6,300	136,080
Seaboard Corp. (d)	5	20,035
TreeHouse Foods, Inc. (c)(d)	3,700	142,450

		775,286

Health Care Equipment & Supplies 0.8%
Accuray, Inc. (c)(d)	21,900	109,500
Analogic Corp. (d)	900	74,790
Cutera, Inc. (c)(d)	2,500	125,375
El.En. S.p.A.	3,103	122,192
Hill-Rom Holdings, Inc. (d)	200	17,166
Integer Holdings Corp. (c)(d)	2,300	126,270
Lantheus Holdings, Inc. (c)(d)	7,900	140,620
Varian Medical Systems, Inc. (c)(d)	1,100	127,149

		843,062

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	13

Consolidated Portfolio of Investments April 30, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 1.1%
AmerisourceBergen Corp. (d)	1,700	$153,986
Centene Corp. (c)(d)	1,300	141,154
Diplomat Pharmacy, Inc. (c)(d)	2,700	58,833
Estia Health, Ltd.	25,713	68,552
Mediclinic International PLC (d)	18,564	170,940
Molina Healthcare, Inc. (c)(d)	1,600	133,200
RadNet, Inc. (c)(d)	7,500	99,375
Summerset Group Holdings, Ltd.	3,084	14,929
Triple-S Management Corp., Class B (c)(d)	4,600	130,410
WellCare Health Plans, Inc. (c)(d)	600	123,096

		1,094,475

Hotels, Restaurants & Leisure 0.7%
Betsson A.B. (c)	3,276	23,350
BJ’s Restaurants, Inc. (d)	2,700	150,795
Bloomin’ Brands, Inc. (d)	5,200	123,032
Flight Centre Travel Group, Ltd. (d)	3,281	137,688
International Game Technology PLC (d)	3,900	110,253
J.D. Wetherspoon PLC (d)	5,292	84,609
Red Robin Gourmet Burgers, Inc. (c)(d)	900	56,115
Scandic Hotels Group A.B. (b)	960	9,450

		695,292

Household Durables 0.6%
Berkeley Group Holdings PLC (d)	1,059	59,299
Bovis Homes Group PLC (d)	7,764	131,881
JM A.B.	5,752	114,027
KB Home (d)	700	18,585
Persimmon PLC (d)	4,023	150,139
Redrow PLC (d)	14,823	127,816

		601,747

Independent Power & Renewable Electricity Producers 0.3%
Falck Renewables S.p.A.	45,414	109,815
Uniper S.E. (d)	5,042	156,013

		265,828

Insurance 0.3%
American National Insurance Co. (d)	200	24,134
Athene Holding, Ltd., Class A (c)(d)	3,100	151,900
NN Group N.V. (d)	3,397	162,088

		338,122

Internet & Direct Marketing Retail 0.3%
1-800-Flowers.com, Inc., Class A (c)(d)	4,200	53,340
Expedia Group, Inc. (d)	1,400	161,196
Liberty Expedia Holdings, Inc., Class A (c)(d)	1,500	61,200
N Brown Group PLC	10,046	28,280

		304,016

Internet Software & Services 0.5%
Carbonite, Inc. (c)(d)	4,400	136,840
Care.com, Inc. (c)(d)	7,900	123,240

	Shares	Value
Internet Software & Services (continued)
LivePerson, Inc. (c)(d)	3,800	$63,840
QuinStreet, Inc. (c)(d)	1,400	15,736
Web.com Group, Inc. (c)(d)	7,000	130,200

		469,856

IT Services 0.8%
Alliance Data Systems Corp. (d)	700	142,135
Atea ASA (c)	3,106	46,140
Computershare, Ltd. (d)	11,520	146,568
Conduent, Inc. (c)(d)	2,700	52,542
Euronet Worldwide, Inc. (c)(d)	2,100	164,031
GFT Technologies A.G.	2,246	35,727
Softcat PLC (d)	7,061	66,798
Teradata Corp. (c)(d)	3,800	155,496

		809,437

Leisure Products 0.0%‡
Brunswick Corp. (d)	100	5,988

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., Class A (c)(d)	600	152,226

Machinery 1.1%
AGCO Corp. (d)	2,200	137,896
Bobst Group S.A., Registered (d)	139	14,809
Deutz A.G.	12,693	122,821
Hyster-Yale Materials Handling, Inc. (d)	1,700	121,040
Meritor, Inc. (c)(d)	6,300	122,661
Prima Industrie S.p.A.	1	50
Terex Corp. (d)	4,100	149,732
Trinity Industries, Inc. (d)	2,900	92,423
Vesuvius PLC (d)	1,780	14,393
Wabash National Corp. (d)	6,200	124,372
Wacker Neuson S.E.	2,151	69,104
Yangzijiang Shipbuilding Holdings, Ltd.	163,800	143,022

		1,112,323

Media 0.7%
Entravision Communications Corp.	21,600	100,440
Gannett Co., Inc. (d)	12,900	124,743
Lions Gate Entertainment Corp., Class B (d)	6,300	145,026
Live Nation Entertainment, Inc. (c)(d)	3,000	118,410
Nine Entertainment Co. Holdings, Ltd.	69,315	122,429
ProSiebenSat.1 Media S.E. (d)	337	12,242
tronc, Inc. (c)(d)	6,100	111,996

		735,286

Metals & Mining 1.8%
Anglo American PLC (d)	6,462	151,659
Ausdrill, Ltd.	38,096	79,470
BlueScope Steel, Ltd. (d)	12,712	156,280
Boliden A.B. (d)	4,315	149,999

14	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Centamin PLC	1,293	$2,788
Eramet (c)(d)	284	49,236
Evraz PLC (d)	4,146	26,091
Ferrexpo PLC	39,092	126,198
Fortescue Metals Group, Ltd.	44,043	150,623
Freeport-McMoRan, Inc. (d)	8,400	127,764
Mineral Resources, Ltd. (d)	9,780	131,122
OZ Minerals, Ltd. (d)	18,024	125,084
Rio Tinto PLC (d)	1,064	57,653
Rio Tinto, Ltd. (d)	2,574	154,140
Sandfire Resources NL (d)	13,706	81,534
South32, Ltd.	56,938	158,596
SunCoke Energy, Inc. (c)(d)	1,200	13,788
United States Steel Corp. (d)	4,100	138,703

		1,880,728

Multiline Retail 0.2%
Debenhams PLC	27,281	8,647
Next PLC (d)	2,275	163,907

		172,554

Oil, Gas & Consumable Fuels 8.6%
Andeavor Logistics, L.P. (d)	6,000	254,640
Antero Midstream GP, L.P. (d)	17,300	297,906
♦Cheniere Energy, Inc. (c)(d)	6,200	360,592
Delek U.S. Holdings, Inc. (d)	2,300	108,951
Enagas S.A. (d)	5,446	158,369
♦Energy Transfer Equity, L.P. (d)	25,200	398,160
♦Energy Transfer Partners, L.P. (d)	24,900	448,698
EnLink Midstream LLC (d)	15,000	222,750
♦Enterprise Products Partners, L.P. (d)	16,500	442,860
EQT GP Holdings, L.P. (d)	10,000	250,000
Kinder Morgan, Inc. (d)	16,900	267,358
Magellan Midstream Partners, L.P. (d)	4,300	283,069
♦MPLX, L.P. (d)	11,900	420,427
NGL Energy Partners, L.P.	16,300	206,195
Noble Midstream Partners, L.P.	5,300	238,500
ONEOK, Inc. (d)	4,400	264,968
Par Pacific Holdings, Inc. (c)(d)	6,900	116,403
PBF Energy, Inc., Class A (d)	300	11,499
Peabody Energy Corp. (d)	1,200	44,220
Phillips 66 Partners, L.P. (d)	5,000	247,900
Plains All American Pipeline, L.P.	9,500	223,345
♦Plains GP Holdings, L.P., Class A (c)(d)	18,100	438,382
Repsol S.A. (d)	8,268	157,382
SemGroup Corp., Class A (d)	10,000	251,500
Shell Midstream Partners, L.P. (d)	11,400	246,126
Southwestern Energy Co. (c)	34,700	142,270
Stone Energy Corp. (c)(d)	3,600	128,160
♦Targa Resources Corp. (d)	9,600	450,912
Valero Energy Partners, L.P. (d)	6,000	236,580

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
W&T Offshore, Inc. (c)(d)	27,600	$168,360
Western Gas Equity Partners, L.P. (d)	7,700	260,953
Whitehaven Coal, Ltd.	36,828	126,833
Williams Cos., Inc. (d)	10,900	280,457
Williams Partners, L.P. (d)	7,500	273,000
Woodside Petroleum, Ltd. (d)	6,252	151,089
World Fuel Services Corp. (d)	5,800	124,526

		8,703,340

Paper & Forest Products 0.3%
Domtar Corp. (d)	3,500	153,650
Ence Energia y Celulosa S.A.	17,219	132,948

		286,598

Personal Products 0.4%
Best World International, Ltd.	78,000	87,466
Herbalife Nutrition, Ltd. (c)(d)	800	84,584
Nu Skin Enterprises, Inc., Class A (d)	2,100	149,415
Oriflame Holding A.G.	2,496	118,321

		439,786

Pharmaceuticals 1.3%
Amphastar Pharmaceuticals, Inc. (c)(d)	6,400	122,176
ANI Pharmaceuticals, Inc. (c)(d)	2,100	124,635
Catalent, Inc. (c)(d)	3,100	127,441
Depomed, Inc. (c)(d)	19,700	123,716
H. Lundbeck A/S (d)	2,464	143,224
Horizon Pharma PLC (c)(d)	9,200	121,808
Impax Laboratories, Inc. (c)(d)	6,800	127,840
Lannett Co., Inc. (c)(d)	7,700	120,120
Perrigo Co. PLC (d)	1,800	140,652
Phibro Animal Health Corp., Class A (d)	3,200	135,360
Supernus Pharmaceuticals, Inc. (c)(d)	1,800	84,420

		1,371,392

Professional Services 0.3%
Barrett Business Services, Inc. (d)	1,500	131,280
TriNet Group, Inc. (c)(d)	2,600	134,290

		265,570

Road & Rail 0.2%
Nobina A.B. (b)	3,027	19,922
Ryder System, Inc. (d)	2,100	141,603

		161,525

Semiconductors & Semiconductor Equipment 0.5%
Advanced Energy Industries, Inc. (c)(d)	2,000	119,100
BE Semiconductor Industries N.V. (d)	566	39,053
Siltronic A.G. (d)	572	91,813
Smart Global Holdings, Inc. (c)(d)	600	23,490
Synaptics, Inc. (c)(d)	2,900	126,208
Xperi Corp. (d)	4,100	90,200

		489,864

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	15

Consolidated Portfolio of Investments April 30, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Software 0.5%
Dell Technologies, Inc., Class V (c)(d)	2,000	$143,540
Nuance Communications, Inc. (c)(d)	10,100	148,672
Progress Software Corp. (d)	1,700	62,781
Ubisoft Entertainment S.A. (c)(d)	1,686	160,687

		515,680

Specialty Retail 0.8%
Ascena Retail Group, Inc. (c)	51,900	115,218
Dick’s Sporting Goods, Inc. (d)	1,200	39,708
Foot Locker, Inc. (d)	2,800	120,624
GameStop Corp., Class A (d)	9,400	128,310
Gap, Inc. (d)	1,200	35,088
L Brands, Inc. (d)	2,100	73,311
Matas A/S	4,076	46,971
Pets at Home Group PLC	39,485	82,969
Signet Jewelers, Ltd. (d)	1,800	69,984
Tailored Brands, Inc. (d)	3,600	113,580

		825,763

Technology Hardware, Storage & Peripherals 0.2%
S&T A.G. (d)	4,664	120,276
Western Digital Corp. (d)	1,700	133,943

		254,219

Textiles, Apparel & Luxury Goods 0.5%
Carter’s, Inc. (d)	100	10,032
Crocs, Inc. (c)(d)	7,600	120,080
Deckers Outdoor Corp. (c)(d)	700	65,282
Fossil Group, Inc. (c)(d)	5,900	88,205
Geox S.p.A. (f)	8,433	28,369
Pandora A/S (d)	1,344	149,351

		461,319

Thrifts & Mortgage Finance 0.2%
Deutsche Pfandbriefbank A.G. (b)(d)	8,130	131,580
OneSavings Bank PLC (d)	21,045	114,832

		246,412

Trading Companies & Distributors 0.5%
Ashtead Group PLC (d)	5,324	148,024
H&E Equipment Services, Inc. (d)	3,300	106,755
Seven Group Holdings, Ltd. (d)	8,829	120,618
Titan Machinery, Inc. (c)(d)	4,600	88,872

		464,269

Transportation Infrastructure 0.0%‡
ASTM S.p.A.	99	2,723

Total Common Stocks (Cost $31,493,179)		31,118,311

	Shares	Value
Exchange-Traded Funds 1.3%
♦iShares MSCI Indonesia ETF	30,066	$762,474
♦iShares MSCI Switzerland ETF	15,437	525,475

Total Exchange-Traded Funds (Cost $1,286,237)		1,287,949

Preferred Stocks 0.1%
Auto Components 0.1%
Schaeffler A.G. 4.08% (d)	9,657	149,797

Total Preferred Stocks (Cost $155,108)		149,797

	Principal Amount
Short-Term Investments 84.2%
Repurchase Agreements 40.1%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $39,179,682 (Collateralized by United States Treasury Notes and Government Agency Securities with rates between 1.375% and 2.125% and maturity dates between 9/30/21 and 3/31/22, with a Principal Amount of $40,720,000 and a Market Value of $39,985,756)	$39,178,876	39,178,876
State Street Bank and Trust Co. 0.05%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $1,559,585 (Collateralized by a Government National Mortgage Association security with a rate of 4.00% and a maturity date of 7/1/47, with a Principal Amount of $1,665,000 and a Market Value of $1,600,469) (g)	1,559,583	1,559,583

Total Repurchase Agreements (Cost $40,738,459)		40,738,459

U.S. Governments 44.1%
United States Treasury Bills (h)
1.619%, due 5/24/18 (d)(g)	3,000,000	2,996,938
1.629%, due 5/31/18 (d)	16,900,000	16,876,657
1.640%, due 5/24/18 (g)	9,850,000	9,839,862
1.764%, due 6/14/18	890,000	888,116
1.818%, due 7/19/18 (g)	9,250,000	9,214,376
2.238%, due 4/25/19 (g)	5,114,000	5,002,952

Total U.S. Governments (Cost $44,821,105)		44,818,901

Total Short-Term Investments (Cost $85,559,564)		85,557,360

Total Investments, Before Investments Sold Short (Cost $120,048,962)	117.7%	119,648,567

16	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Investments Sold Short (27.9%) Common Stocks Sold Short (23.7%)
Aerospace & Defense (0.6%)
Axon Enterprise, Inc. (c)	(3,000)	$(125,940)
Cobham PLC (c)	(88,904)	(140,232)
HEICO Corp.	(1,800)	(158,130)
Kratos Defense & Security Solutions, Inc. (c)	(5,500)	(55,055)
Ultra Electronics Holdings PLC	(6,439)	(124,295)

		(603,652)

Auto Components (0.1%)
Fox Factory Holding Corp. (c)	(500)	(16,625)
GUD Holdings, Ltd.	(5,129)	(48,714)
Motorcar Parts of America, Inc. (c)	(3,100)	(59,024)

		(124,363)

Banks (0.6%)
Bankia S.A.	(22,695)	(99,628)
Commerzbank A.G. (c)	(11,301)	(145,741)
Liberbank S.A. (c)	(217,461)	(123,868)
Live Oak Bancshares, Inc.	(4,400)	(124,300)
Metro Bank PLC (c)	(1,630)	(73,996)
Republic First Bancorp, Inc. (c)	(400)	(3,320)

		(570,853)

Beverages (0.1%)
Davide Campari-Milano S.p.A	(19,360)	(145,155)

Biotechnology (0.4%)
DBV Technologies S.A. (c)	(1,943)	(85,926)
Genmab A/S (c)	(761)	(153,887)
Innate Pharma S.A. (c)	(5,951)	(45,520)
Pharma Mar S.A. (c)	(28,406)	(55,398)
Zealand Pharma A/S (c)	(3,304)	(49,729)

		(390,460)

Building Products (0.3%)
Allegion PLC	(1,400)	(108,052)
Caesarstone, Ltd.	(6,300)	(116,235)
Tarkett S.A.	(3,380)	(99,183)

		(323,470)

Capital Markets (0.2%)
MarketAxess Holdings, Inc.	(700)	(139,041)
Tamburi Investment Partners S.p.A.	(2,644)	(19,517)

		(158,558)

Chemicals (0.8%)
Albemarle Corp.	(1,700)	(164,832)
Chr. Hansen Holding A/S	(1,716)	(155,565)
Intrepid Potash, Inc. (c)	(2,000)	(9,060)
Novozymes A/S, Class B	(1,605)	(75,667)
Orica, Ltd.	(10,681)	(159,405)
Sirius Minerals PLC (c)	(295,289)	(125,775)

	Shares	Value
Chemicals (continued)
Symrise A.G.	(1,925)	$(155,479)

		(845,783)

Commercial Services & Supplies (0.6%)
Caverion OYJ (c)	(7,672)	(64,075)
Clean TeQ Holdings, Ltd. (c)	(108,331)	(74,102)
Multi-Color Corp.	(1,900)	(123,405)
Nl Industries, Inc. (c)	(900)	(6,885)
Rollins, Inc.	(3,000)	(145,560)
Serco Group PLC (c)	(82,512)	(109,064)
Team, Inc. (c)	(4,300)	(72,885)

		(595,976)

Communications Equipment (0.2%)
Applied Optoelectronics, Inc. (c)	(5,000)	(159,800)
Quantenna Communications, Inc. (c)	(5,200)	(65,884)

		(225,684)

Construction & Engineering (0.4%)
NV5 Global, Inc. (c)	(2,300)	(135,355)
Skanska A.B.	(7,704)	(150,525)
Valmont Industries, Inc.	(1,000)	(142,100)

		(427,980)

Construction Materials (0.2%)
Fletcher Building, Ltd.	(34,545)	(153,099)
James Hardie Industries PLC	(4,116)	(72,913)

		(226,012)

Consumer Finance (0.3%)
Navient Corp.	(11,200)	(148,512)
Provident Financial PLC (c)	(13,599)	(124,351)

		(272,863)

Distributors (0.0%)‡
Funko, Inc. Class A (c)	(3,800)	(33,402)

Diversified Financial Services (0.2%)
Ferroglobe Representation & Warranty Insurance Trust (e)(i)(j)	(3,200)	0
GRENKE A.G.	(967)	(113,777)
Hypoport A.G. (c)	(522)	(100,548)

		(214,325)

Diversified Telecommunication Services (0.5%)
Centurylink, Inc.	(2,700)	(50,166)
Euskaltel S.A. (b)	(2,436)	(22,559)
Globalstar, Inc. (c)	(141,300)	(86,419)
Iliad S.A. (c)	(166)	(33,197)
Inmarsat PLC	(2)	(10)
Intelsat S.A. (c)	(1,600)	(15,632)
TalkTalk Telecom Group PLC	(74,797)	(131,818)
Vocus Group, Ltd.	(8,682)	(15,896)
Zayo Group Holdings, Inc. (c)	(4,300)	(156,090)

		(511,787)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	17

Consolidated Portfolio of Investments April 30, 2018 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Electric Utilities (0.2%)
AusNet Services	(119,500)	$(153,921)
Direct Energie S.A.	(1,128)	(57,455)

		(211,376)

Electrical Equipment (0.7%)
Energous Corp. (c)	(3,200)	(57,472)
Nordex S.E. (c)	(10,798)	(123,927)
Plug Power, Inc. (c)	(64,900)	(118,767)
Siemens Gamesa Renewable Energy S.A.	(9,036)	(154,699)
Sunrun, Inc. (c)	(15,500)	(142,910)
Vivint Solar, Inc. (c)	(19,200)	(75,840)

		(673,615)

Electronic Equipment, Instruments & Components (0.5%)
Basler A.G.	(198)	(40,586)
Cognex Corp.	(3,000)	(138,750)
Dolby Laboratories, Inc., Class A	(2,300)	(137,586)
IPG Photonics Corp. (c)	(700)	(149,121)
Kudelski S.A. (c)	(4,970)	(45,925)

		(511,968)

Energy Equipment & Services (0.9%)
Forum Energy Technologies, Inc. (c)	(10,700)	(134,820)
Frank’s International N.V.	(22,100)	(154,479)
Nabors Industries, Ltd.	(18,000)	(136,980)
NCS Multistage Holdings, Inc. (c)	(5,300)	(96,566)
Petroleum Geo-Services ASA (c)	(30,650)	(131,725)
Solaris Oilfield Infrastructure, Inc., Class A (c)	(7,600)	(142,880)
Tecnicas Reunidas S.A.	(4,098)	(131,788)

		(929,238)

Food Products (0.5%)
B&G Foods, Inc.	(5,300)	(120,575)
Chocoladefabriken Lindt & Sprungli A.G.	(10)	(64,158)
Freshpet, Inc. (c)	(7,000)	(138,600)
McCormick & Co., Inc.	(1,400)	(147,574)

		(470,907)

Health Care Equipment & Supplies (0.8%)
ABIOMED, Inc. (c)	(500)	(150,475)
BioMerieux	(999)	(78,902)
ConvaTec Group PLC (b)	(32,511)	(96,748)
DexCom, Inc. (c)	(2,100)	(153,678)
Ion Beam Applications	(3,190)	(64,887)
Nanosonics, Ltd. (c)	(47,742)	(85,684)
ViewRay Inc. (c)	(17,900)	(132,102)

		(762,476)

Health Care Providers & Services (1.0%)
Acadia Healthcare Co., Inc. (c)	(3,700)	(131,646)
BioTelemetry, Inc. (c)	(700)	(26,740)
∎ Brookdale Senior Living, Inc. (c)	(23,200)	(167,968)

	Shares	Value
Health Care Providers & Services (continued)
Fagron (c)	(157)	$(2,680)
Henry Schein, Inc. (c)	(2,200)	(167,200)
Patterson Cos., Inc.	(5,800)	(135,024)
PetIQ, Inc. (c)	(5,800)	(129,630)
Premier, Inc., Class A (c)	(4,900)	(161,651)
Surgery Partners, Inc. (c)	(7,200)	(115,200)

		(1,037,739)

Health Care Technology (0.3%)
athenahealth, Inc. (c)	(1,100)	(134,717)
Veeva Systems, Inc., Class A (c)	(2,000)	(140,260)

		(274,977)

Hotels, Restaurants & Leisure (0.8%)
DO & CO A.G.	(161)	(9,998)
Domino’s Pizza Enterprises, Ltd.	(4,903)	(155,310)
Dunkin’ Brands Group, Inc.	(2,600)	(158,496)
LeoVegas A.B. (b)	(9,673)	(94,252)
Merlin Entertainments PLC (b)	(30,188)	(152,654)
Tabcorp Holdings, Ltd.	(43,868)	(144,038)
Wingstop, Inc.	(1,700)	(83,062)

		(797,810)

Household Durables (0.8%)
De’Longhi S.p.A.	(2,409)	(71,974)
GoPro, Inc., Class A (c)	(25,100)	(127,006)
iRobot Corp. (c)	(1,800)	(105,048)
Neinor Homes S.A. (b)(c)	(6,479)	(125,053)
Newell Brands, Inc.	(5,900)	(163,017)
TomTom N.V. (c)	(13,129)	(129,099)
Universal Electronics, Inc. (c)	(2,500)	(115,750)

		(836,947)

Independent Power & Renewable Electricity Producers (0.0%)‡
Terraform Power, Inc., Class A	(1,400)	(15,610)

Insurance (0.8%)
Ambac Financial Group, Inc. (c)	(7,500)	(127,725)
Aspen Insurance Holdings, Ltd.	(600)	(25,470)
Axis Capital Holdings, Ltd.	(2,200)	(129,140)
Gjensidige Forsikring ASA	(2,517)	(39,805)
Lancashire Holdings, Ltd.	(13,015)	(106,723)
MBIA, Inc. (c)	(13,500)	(115,020)
Medibank Pvt, Ltd.	(2,295)	(5,037)
RenaissanceRe Holdings, Ltd.	(1,100)	(149,644)
Trupanion, Inc. (c)	(4,900)	(128,772)

		(827,336)

Internet & Direct Marketing Retail (0.5%)
Ocado Group PLC (c)	(17,035)	(125,051)
On the Beach Group PLC (b)	(4,011)	(33,710)
Webjet, Ltd.	(13,179)	(108,388)
Zalando S.E. (b)(c)	(2,650)	(136,322)
zooplus A.G. (c)	(362)	(75,019)

		(478,490)

18	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Internet Software & Services (0.8%)
Benefitfocus, Inc. (c)	(5,200)	$(157,040)
Cloudera, Inc. (c)	(6,400)	(91,200)
Match Group, Inc. (c)	(3,300)	(155,496)
Nutanix, Inc., Class A (c)	(2,300)	(116,357)
Yext, Inc. (c)	(10,200)	(136,068)
Zillow Group, Inc., Class C (c)	(2,900)	(140,621)

		(796,782)

IT Services (0.3%)
Jack Henry & Associates, Inc.	(200)	(23,896)
Square, Inc., Class A (c)	(1,200)	(56,808)
Switch, Inc., Class A	(10,400)	(148,200)
WEX, Inc. (c)	(400)	(64,768)

		(293,672)

Leisure Products (0.2%)
Mattel, Inc.	(11,300)	(167,240)

Life Sciences Tools & Services (0.2%)
Accelerate Diagnostics, Inc. (c)	(5,300)	(117,660)
Codexis, Inc. (c)	(1,500)	(16,875)
Genfit (c)	(4,210)	(119,147)

		(253,682)

Machinery (1.0%)
Aumann A.G. (b)(c)	(1,011)	(61,062)
CIRCOR International, Inc.	(2,900)	(122,873)
COSCO Shipping International Singapore Co., Ltd. (c)	(354,500)	(124,259)
Energy Recovery, Inc. (c)	(13,300)	(112,917)
Middleby Corp. (c)	(1,200)	(151,008)
Nordson Corp.	(1,100)	(141,460)
Sembcorp Marine, Ltd.	(73,700)	(117,641)
SLM Solutions Group A.G. (c)	(1,779)	(71,742)
Vossloh A.G. (c)	(673)	(34,043)
Wabted Corp.	(1,400)	(124,334)

		(1,061,339)

Media (1.1%)
Altice N.V., Class A (c)	(17,193)	(164,076)
Discovery, Inc., Class A (c)	(5,300)	(125,345)
HT&E, Ltd.	(37,833)	(66,835)
∎ Liberty Broadband Corp.
Class A (c)	(1,900)	(133,912)
Class C (c)	(600)	(42,534)
∎ Liberty Media Corp-Liberty Formula One
Class A (c)	(1,800)	(50,598)
Class C (c)	(5,200)	(153,504)
Madison Square Garden Co., Class A (c)	(200)	(48,604)
Schibsted ASA, Class B	(1,258)	(33,736)
SES S.A.	(10,820)	(166,846)
Solocal Group (c)	(86,241)	(110,444)
Technicolor S.A., Registered	(36,016)	(58,622)

		(1,155,056)

	Shares	Value
Metals & Mining (1.4%)
Acacia Mining PLC	(23,794)	$(47,126)
AMG Advanced Metallurgical Group N.V.	(2,739)	(127,290)
Compass Minerals International, Inc.	(2,000)	(134,600)
Fresnillo PLC	(8,683)	(152,217)
Galaxy Resources, Ltd. (c)	(28,379)	(64,304)
Hecla Mining Co.	(6,300)	(24,129)
Independence Group NL	(32,429)	(125,491)
Lynas Corp., Ltd. (c)	(64,130)	(123,269)
Petra Diamonds, Ltd. (c)	(83,579)	(78,513)
Pilbara Minerals, Ltd. (c)	(101,244)	(69,029)
Randgold Resources, Ltd.	(752)	(60,895)
Royal Gold, Inc.	(1,800)	(159,840)
Syrah Resources, Ltd. (c)	(15,627)	(37,336)
thyssenkrupp A.G.	(5,685)	(148,255)
Tubacex S.A. (c)	(10,712)	(45,678)

		(1,397,972)

Multi-Utilities (0.1%)
Sempra Energy	(200)	(22,360)
Telecom Plus PLC	(695)	(10,339)
Vectren Corp.	(600)	(42,162)

		(74,861)

Oil, Gas & Consumable Fuels (1.7%)
Centennial Resource Development, Inc., Class A (c)	(9,000)	(166,500)
Cheniere Energy, Inc. (c)	(2,700)	(157,032)
Dorian LPG, Ltd. (c)	(9,700)	(69,743)
Earthstone Energy, Inc., Class A (c)	(4,700)	(48,081)
Enquest PLC (c)	(61,901)	(30,433)
Euronav N.V.	(6,594)	(53,075)
Frontline, Ltd.	(3,475)	(15,040)
Golar LNG, Ltd.	(4,500)	(144,675)
Hurricane Energy PLC (c)	(129,062)	(75,958)
International Seaways, Inc. (c)	(5,600)	(112,728)
Lundin Petroleum A.B. (c)	(5,693)	(157,225)
Nostrum Oil & Gas PLC (c)	(6,598)	(27,005)
Parsley Energy, Inc., Class A (c)	(5,500)	(165,165)
Ring Energy, Inc. (c)	(5,100)	(85,272)
Santos, Ltd. (c)	(11,542)	(53,070)
Scorpio Tankers, Inc.	(62,400)	(165,984)
Tellurian, Inc. (c)	(15,800)	(150,416)
Whiting Petroleum Corp. (c)	(1,600)	(65,312)

		(1,742,714)

Personal Products (0.2%)
BWX, Ltd.	(12,128)	(45,889)
e.l.f. Beauty, Inc. (c)	(6,600)	(119,922)
Revlon, Inc., Class A (c)	(1,700)	(38,760)

		(204,571)

Pharmaceuticals (1.2%)
Aclaris Therapeutics, Inc. (c)	(7,300)	(129,575)
Aerie Pharmaceuticals, Inc. (c)	(2,300)	(117,760)
Akcea Therapeutics, Inc. (c)	(1,000)	(26,110)
ALK-Abello A/S (c)	(727)	(92,059)
Dova Pharmaceuticals, Inc. (c)	(4,000)	(115,240)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	19

Consolidated Portfolio of Investments April 30, 2018 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Pharmaceuticals (continued)
Intra-Cellular Therapies, Inc. (c)	(5,900)	$(102,778)
Kala Pharmaceuticals, Inc. (c)	(4,500)	(67,590)
Medicines Co. (c)	(3,600)	(108,324)
Odonate Therapeutics, Inc. (c)	(1,600)	(33,728)
Optinose, Inc. (c)	(1,200)	(25,680)
Sienna Biopharmaceuticals, Inc. (c)	(1,500)	(28,770)
TherapeuticsMD, Inc. (c)	(11,400)	(62,700)
Theravance Biopharma, Inc. (c)	(5,600)	(134,792)
WaVe Life Sciences, Ltd. (c)	(2,900)	(128,905)

		(1,174,011)

Professional Services (0.1%)
IPH, Ltd.	(29,773)	(81,863)

Semiconductors & Semiconductor Equipment (0.6%)
Aquantia Corp. (c)	(8,300)	(98,023)
Inphi Corp. (c)	(4,100)	(117,178)
MACOM Technology Solutions Holdings, Inc., Class H (c)	(700)	(11,634)
Meyer Burger Technology A.G. (c)	(102,917)	(127,677)
SunPower Corp. (c)	(15,300)	(130,509)
Universal Display Corp.	(100)	(8,805)
Veeco Instruments, Inc. (c)	(6,800)	(105,060)

		(598,886)

Software (0.5%)
Autodesk, Inc. (c)	(1,200)	(151,080)
Guidewire Software, Inc. (c)	(1,800)	(152,316)
Splunk, Inc. (c)	(1,400)	(143,710)
Wisetech Global, Ltd.	(12,668)	(94,752)

		(541,858)

Specialty Retail (0.6%)
Carvana Co. (c)	(5,300)	(138,913)
Conn’s, Inc. (c)	(4,600)	(117,300)
Floor & Decor Holdings, Inc., Class A (c)	(2,700)	(150,093)
Industria de Diseno Textil S.A.	(4,871)	(150,881)
MarineMax, Inc. (c)	(600)	(12,960)

		(570,147)

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp. (c)	(10,800)	(108,432)
Tobii A.B. (c)	(9,973)	(41,219)

		(149,651)

Trading Companies & Distributors (0.0%)‡
Envirostar, Inc.	(700)	(25,550)

Transportation Infrastructure (0.3%)
Getlink, Registered	(10,611)	(149,702)
Macquarie Infrastructure Corp.	(4,000)	(151,600)

		(301,302)

Total Common Stocks Sold Short (Proceeds $23,940,074)		(24,089,969)

	Shares	Value
Exchange-Traded Funds Sold Short (4.2%)
∎ SPDR S&P 500 ETF Trust	(2,900)	$(767,079)
∎ United States Oil Fund, L.P. (c)	(254,600)	(3,513,480)

Total Exchange-Traded Funds Sold Short (Proceeds $3,576,014)		(4,280,559)

Total Investments Sold Short (Proceeds $27,516,088) (k)		(28,370,528)

Total Investments, Net of Investments Sold Short (Cost $92,532,874)	89.8%	91,278,039
Other Assets, Less Liabilities	10.2	10,404,880
Net Assets	100.0%	$101,682,919

‡	Less than one-tenth of a percent.

(a)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(O)).

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $20,037, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $27,858 and the Fund received non-cash collateral in the amount of $28,924 (See Note 2(P)).

(g)	Security, or a portion thereof, was held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

(h)	Interest rate shown represents yield to maturity.

(i)	Illiquid security—As of April 30, 2018, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	As of April 30, 2018, cash in the amount of $13,613,232 was on deposit with broker for short sale transactions.

20	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
E-mini MSCI Emerging Markets Index	11	June 2018	$658,162	$633,710	$(24,452)
Euro Bund	(1)	June 2018	(189,833)	(191,694)	(1,861)
Euro Stoxx 50	65	June 2018	2,562,168	2,726,880	164,712
Nikkei 225	3	June 2018	583,442	617,728	34,286
FTSE 100 Index	(11)	June 2018	(1,076,694)	(1,129,720)	(53,026)

			$2,537,245	$2,656,904	$119,659

1.	As of April 30, 2018, cash in the amount of $289,986 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

Swap Contracts

As of April 30, 2018, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$1,400,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$(507)	$17,220	$16,713
730,000	USD	6/23/2025	Fixed 2.366%	3-Month USD-LIBOR	Quarterly/Semi-Annually	—	(27,932)	(27,932)
165,000	USD	1/22/2026	Fixed 1.836%	3-Month USD-LIBOR	Quarterly/Semi-Annually	—	(13,040)	(13,040)
						$(507)	$(23,752)	$(24,259)

As of April 30, 2018, the Fund held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit CDX North American High Yield Series 30	6/20/2023	Buy	$3,000	5.00%	Quarterly	$(167,612)	$207,122	$39,510
Markit CDX North American Investment Grade Series 30	6/20/2023	Buy	8,495	1.00%	Quarterly	(151,073)	157,001	5,928
						$(318,685)	$364,123	$45,438

1.	As of April 30, 2018, cash in the amount of $308,481 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2018.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	21

Consolidated Portfolio of Investments April 30, 2018 (continued)

Open OTC total return basket swap contracts as of April 30, 2018 were as follows:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Fund	Termination Date	Payment Frequency Paid/ Received	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	BofA ML 4x Leveraged MCXSX6L Excess Return Index **	1.00%	5/31/2018	Monthly	$5,175	$—
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX2KVN) **	0.20%	5/31/2018	Monthly	5,543	212
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX7HCA) **	0.00%	5/31/2018	N/A	5,620	—
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLCICOTE) **	0.00%	5/31/2018	N/A	4,985	(147)
Bank of America Merrill Lynch	BofA ML Mean Reversion EUR Index Total Return Index	0.00%	5/31/2018	N/A	6,525	(171)
Bank of America Merrill Lynch	BofA ML MLCVDK1X Excess Return Index **	0.00%	5/31/2018	N/A	1,718	127
Citigroup	Citi Equity Long-Short 4x Index	0.00%	3/29/2019	N/A	1,598	5
Citigroup	Citi Equity Volatility Congestion Index	0.00%	3/29/2019	N/A	983	—
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index **	0.60%	5/31/2018	Monthly	5,728	(94)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index **	1.50%	5/31/2018	Monthly	5,875	(249)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index **	0.60%	5/31/2018	Monthly	5,154	(86)
JPMorgan Chase Bank	JPMorgan Alpha Select Backwardation ER Index **	0.68%	10/31/2018	Monthly	5,670	(107)
JPMorgan Chase Bank	JPMorgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD Index	0.00%	10/31/2018	N/A	3,770	363
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2018	N/A	4,537	—
Societe Generale	SGI BOSS 10% Index	0.80%	6/05/2018	Monthly	3,713	(2,650)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index	0.00%	6/05/2018	N/A	6,476	(5,845)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index **	0.60%	6/05/2018	Monthly	5,171	(84)
Societe Generale	SGI US Gravity Index	0.60%	6/05/2018	Monthly	1,033	(554)
					$79,274	$(9,280)

The following table represents the basket holdings underlying the total return swap with BofA ML 4x Leveraged MCXSX6L Excess Return Index as of April 30, 2018

BofA ML 4x Leveraged MCXSX6L Excess Return Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Aluminum	(19)	$(1,084,514)	(21.00)%
Aluminum	19	1,074,738	20.80%
Brent Crude Oil	(27)	(1,986,742)	(38.40)%
Brent Crude Oil	27	1,978,141	38.20%
Coffee	(13)	(583,221)	(11.30)%
Coffee	12	574,910	11.10%
Copper	(9)	(1,602,880)	(31.00)%

22	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Copper	9	$1,605,617	31.00%
Corn	80	1,670,271	32.30%
Corn	(82)	(1,666,634)	(32.20)%
Cotton	(9)	(365,876)	(7.10)%
Cotton	9	361,454	7.00%
Gasoline RBOB	12	1,030,510	19.90%
Gasoline RBOB	(12)	(1,033,387)	(20.00)%
Heating Oil	(10)	(900,388)	(17.40)%
Heating Oil	10	903,242	17.50%
Kansas Wheat	(14)	(375,420)	(7.30)%
Kansas Wheat	12	357,690	6.90%
Lean Hogs	17	513,267	9.90%
Lean Hogs	(17)	(494,851)	(9.60)%
Live Cattle	(21)	(898,341)	(17.40)%
Live Cattle	21	888,032	17.20%
Natural Gas	(68)	(1,914,367)	(37.00)%
Natural Gas	66	1,954,651	37.80%
Nickel	(9)	(704,719)	(13.60)%
Nickel	9	706,061	13.60%
Soybean Meal	— *	(2,334)	(0.00)%
Soybean Oil	31	584,365	11.30%
Soybean Oil	(32)	(583,705)	(11.30)%
Soybeans	— *	(10,503)	(0.20)%
Sugar	47	692,211	13.40%
Sugar	(49)	(661,140)	(12.80)%
Wheat	(35)	(904,482)	(17.50)%
Wheat	32	866,134	16.70%
WTI Crude Oil	28	1,920,712	37.10%
WTI Crude Oil	(28)	(1,911,397)	(36.90)%
Zinc	9	677,911	13.10%
Zinc	(9)	(675,015)	(13.00)%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX2KVN) as of April 30, 2018

BofA ML Commodity Excess Return Index (MLBX2KVN)

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Brent Crude Oil	25	$1,890,615	34.10%
Canola	(40)	(327,403)	(5.90)%
Cocoa	(23)	(643,647)	(11.60)%
Cocoa-LIFFE	30	798,153	14.40%
Feeder Cattle	9	654,368	11.80%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	23

Consolidated Portfolio of Investments April 30, 2018 (continued)

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Gasoline RBOB	(5)	$(417,119)	(7.50)%
Heating Oil	(13)	(1,163,974)	(21.00)%
Kansas Wheat	14	368,920	6.70%
Lean Hogs	(28)	(818,959)	(14.80)%
Live Cattle	7	276,811	5.00%
Rapeseed	16	332,564	6.00%
Sugar	(78)	(1,021,873)	(18.40)%
Wheat	(16)	(399,077)	(7.20)%
White Sugar	80	1,330,256	24.00%
WTI Crude Oil	(5)	(358,864)	(6.50)%

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX7HCA) as of April 30, 2018

BofA ML Commodity Excess Return Index (MLBX7HCA)

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Aluminum	(35)	$(1,971,766)	(35.10)%
Aluminum	35	1,980,796	35.20%
Brent Crude Oil	— *	(1,312)	(0.00)%
Brent Crude Oil	(53)	(3,974,664)	(70.70)%
Brent Crude Oil	55	3,978,856	70.80%
Coffee	25	1,195,899	21.30%
Coffee	(26)	(1,197,517)	(21.30)%
Copper Comex	(42)	(3,250,806)	(57.80)%
Copper Comex	42	3,252,774	57.90%
Corn	(158)	(3,219,511)	(57.30)%
Corn	154	3,212,777	57.20%
Gasoline RBOB	(24)	(2,125,578)	(37.80)%
Gasoline RBOB	26	2,128,173	37.90%
Heating Oil	(20)	(1,833,788)	(32.60)%
Heating Oil	20	1,834,857	32.60%
Kansas Wheat	24	680,291	12.10%
Kansas Wheat	(25)	(684,927)	(12.20)%
Lean Hogs	40	1,034,804	18.40%
Lean Hogs	(34)	(1,044,044)	(18.60)%
Lean Hogs	(35)	(1,026,255)	(18.30)%
Lean Hogs	34	1,041,653	18.50%
Live Cattle	— *	8,012	0.10%
Live Cattle	43	1,848,777	32.90%
Live Cattle	(45)	(1,912,197)	(34.00)%
Natural Gas	(139)	(3,876,173)	(69.00)%
Natural Gas	136	3,865,115	68.80%
Nickel	(17)	(1,407,794)	(25.00)%
Nickel	17	1,409,013	25.10%

24	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Wheat	(64)	$(1,680,632)	(29.90)%
Wheat	61	1,670,403	29.70%
WTI Crude Oil	58	3,890,430	69.20%
WTI Crude Oil	(57)	(3,888,033)	(69.20)%
Zinc	(19)	(1,501,584)	(26.70)%
Zinc	19	1,501,763	26.70%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLCICOTE) as of April 30, 2018

BofA ML Commodity Excess Return Index (MLCICOTE)

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Cocoa	(24)	$(670,516)	(13.50)%
Coffee	15	667,960	13.40%
Corn	(33)	(669,143)	(13.40)%
Cotton	(15)	(644,865)	(12.90)%
Feeder Cattle	9	642,951	12.90%
Kansas Wheat	(26)	(691,741)	(13.90)%
Lean Hogs	21	615,886	12.40%
Live Cattle	15	654,576	13.10%
Natural Gas	23	644,258	12.90%
Silver	8	637,036	12.80%
Soybean Meal	(17)	(677,289)	(13.60)%
Soybean Oil	34	632,962	12.70%
Soybeans	(13)	(657,204)	(13.20)%
Sugar	51	666,883	13.40%
Wheat	(27)	(696,108)	(14.00)%
WTI Crude Oil	(9)	(647,113)	(13.00)%

The following table represents the basket holdings underlying the total return swap with BofA ML Mean Reversion EUR Index Total Return Index as of April 30, 2018

BofA ML Mean Reversion EUR Index Total Return Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
NASDAQ 100 Stock Index	66	$358,911	5.50%
S&P 500	164	358,953	5.50%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	25

Consolidated Portfolio of Investments April 30, 2018 (continued)

The following table represents the basket holdings underlying the total return swap with BofA ML MLCVDK1X Excess Return Index as of April 30, 2018

BofA ML MLCVDK1X Excess Return Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Brent Crude Oil	(3)	$119,298	6.90%
Brent Crude Oil	(3)	114,656	6.70%
Brent Crude Oil	(4)	49,161	2.90%
Brent Crude Oil	(1)	(2,899)	(0.20)%
Copper	— *	(1,145)	(0.10)%
Copper	(1)	(44,353)	(2.60)%
Copper	(1)	(48,856)	(2.80)%
Copper	(1)	(11,771)	(0.70)%
Copper	(1)	(11,309)	(0.70)%
Corn	(16)	68,714	4.00%
Corn	(5)	6,589	0.40%
Gold	(8)	(228,965)	(13.30)%
Gold	(5)	(90,006)	(5.20)%
Natural Gas	(18)	36,940	2.10%
Natural Gas	(17)	54,773	3.20%
Natural Gas	(6)	(1,691)	(0.10)%
Soybeans	(15)	(11,492)	(0.70)%
Soybeans	(3)	1,379	0.10%
Wheat	(3)	23,533	1.40%
Wheat	(1)	4,772	0.30%
WTI Crude Oil	(3)	(4,589)	(0.30)%
WTI Crude Oil	(5)	77,409	4.50%
WTI Crude Oil	(4)	125,729	7.30%
WTI Crude Oil	(4)	117,549	6.80%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with Citi Equity Long-Short 4x Index as of April 30, 2018

Citi Equity Long-Short 4x Index

Security Description	Number of Shares	Market Value as of April 30, 2018	Percent of Basket Net Assets
Adobe Systems, Inc.	420	$93,149	5.80%
Aegon NV	5,644	41,605	2.60%
Aetna, Inc.	232	41,556	2.60%
Aflac, Inc.	2,168	98,816	6.20%
Allianz SE	230	54,661	3.40%
American Electric Power Co., Inc.	316	22,125	1.40%
American Financial Group, Inc.	155	17,553	1.10%
AmerisourceBergen Corp.	411	37,234	2.30%
Amgen, Inc.	327	57,043	3.60%

26	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Shares	Market Value as of April 30, 2018	Percent of Basket Net Assets
ArcelorMittal	1,936	$65,809	4.10%
Arista Networks, Inc.	61	16,136	1.00%
Athene Holding Ltd.	1,518	74,374	4.70%
Automatic Data Processing, Inc.	821	96,898	6.10%
Aviva PLC	8,779	63,925	4.00%
Barratt Developments PLC	3,271	25,124	1.60%
Best Buy Co., Inc.	1,260	96,430	6.00%
Biogen, Inc.	69	18,880	1.20%
BlueScope Steel Ltd.	3,169	39,482	2.50%
Booking Holdings, Inc.	9	20,113	1.30%
BP PLC	11,735	86,903	5.40%
Bristol-Myers Squibb Co.	327	17,068	1.10%
Broadcom, Inc.	205	46,961	2.90%
Campbell Soup Co.	1,874	76,432	4.80%
Canadian Imperial Bank of Commerce	515	44,869	2.80%
Carnival Corp.	328	20,658	1.30%
Carnival PLC	659	42,894	2.70%
Cash	1,572,959	1,572,959	98.40%
CenterPoint Energy, Inc.	668	16,917	1.10%
Check Point Software Technology	604	58,329	3.70%
Cie Generale des Etablissement	423	59,634	3.70%
Cognizant Technology Solutions Corp.	392	32,102	2.00%
Constellation Software, Inc.	25	17,973	1.10%
Costco Wholesale Corp.	394	77,745	4.90%
Covestro AG	804	73,478	4.60%
Daito Trust Construction Co., Ltd.	304	50,857	3.20%
Daiwa House Industry Co., Ltd.	1,364	50,148	3.10%
Delta Air Lines, Inc.	455	23,740	1.50%
Deutsche Lufthansa AG	1,448	42,337	2.60%
Discovery, Inc.	1,127	25,051	1.60%
Dollar General Corp.	447	43,135	2.70%
DR Horton, Inc.	487	21,486	1.30%
DSV A/S	226	17,974	1.10%
Electrolux AB	894	23,616	1.50%
Electronic Arts, Inc.	226	26,708	1.70%
Eni SpA	4,808	94,264	5.90%
Exelon Corp.	2,325	92,252	5.80%
Express Scripts Holding Co.	1,181	89,368	5.60%
F5 Networks, Inc.	578	94,341	5.90%
Facebook, Inc.	357	61,335	3.80%
FNF Group	1,493	54,973	3.40%
Fortinet, Inc.	694	38,419	2.40%
Henry Schein, Inc.	244	18,565	1.20%
Hewlett Packard Enterprise Co.	1,327	22,617	1.40%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	27

Consolidated Portfolio of Investments April 30, 2018 (continued)

Security Description	Number of Shares	Market Value as of April 30, 2018	Percent of Basket Net Assets
Hitachi Ltd.	9,568	$70,308	4.40%
Humana, Inc.	188	55,328	3.50%
Idemitsu Kosan Co., Ltd.	540	21,219	1.30%
IHS Markit Ltd.	986	48,418	3.00%
Intuit, Inc.	484	89,380	5.60%
Johnson & Johnson	319	40,405	2.50%
JXTG Holdings, Inc.	3,529	23,112	1.40%
Lam Research Corp.	106	19,667	1.20%
Lear Corp.	275	51,375	3.20%
Legal & General Group PLC	15,220	56,565	3.50%
Lincoln National Corp.	1,172	82,760	5.20%
Manulife Financial Corp.	4,703	88,856	5.60%
Marubeni Corp.	5,934	44,836	2.80%
Maxim Integrated Products, Inc.	1,374	74,905	4.70%
McKesson Corp.	525	82,051	5.10%
MetLife, Inc.	950	45,267	2.80%
Micron Technology, Inc.	1,122	51,610	3.20%
MSCI Daily TR Gross World USD	(754)	(6,385,229)	(399.60)%
Nasdaq, Inc.	593	52,361	3.30%
Newmont Mining Corp.	1,169	45,934	2.90%
Nippon Telegraph & Telephone Co.	1,540	73,493	4.60%
NXP Semiconductors NV	350	36,691	2.30%
Occidental Petroleum Corp.	427	33,013	2.10%
Old Mutual PLC	10,332	35,781	2.20%
Paychex, Inc.	1,488	90,110	5.60%
PepsiCo, Inc.	435	43,883	2.70%
Persimmon PLC	902	33,695	2.10%
Peugeot SA	2,724	67,317	4.20%
Pfizer, Inc.	2,657	97,291	6.10%
Procter & Gamble Co. (The)	1,170	84,657	5.30%
Progressive Corp. (The)	1,567	94,449	5.90%
ProSiebenSat.1 Media SE	577	21,002	1.30%
Prudential Financial, Inc.	188	20,013	1.30%
Publicis Groupe SA	420	31,498	2.00%
Raytheon Co.	393	80,628	5.00%
Reinsurance Group of America, Inc.	381	56,850	3.60%
Repsol SA	4,736	90,833	5.70%
Safran SA	236	27,873	1.70%
Sompo Holdings, Inc.	454	19,114	1.20%
Starbucks Corp.	1,612	92,796	5.80%
Sun Life Financial, Inc.	1,797	74,282	4.60%
Swiss Life Holding AG	173	60,938	3.80%
Taisei Corp.	759	41,146	2.60%
Take-Two Interactive Software	414	41,233	2.60%

28	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Shares	Market Value as of April 30, 2018	Percent of Basket Net Assets
Telia Co AB	3,843	$18,958	1.20%
Texas Instruments, Inc.	223	22,597	1.40%
Thales SA	259	32,880	2.10%
TJX Cos Inc. (The)	1,022	86,731	5.40%
Torchmark Corp.	446	38,662	2.40%
Unum Group	1,311	63,449	4.00%
VEREIT Inc.	5,783	39,328	2.50%
Volkswagen AG	239	49,670	3.10%
Walgreens Boots Alliance, Inc.	1,368	90,893	5.70%
Waste Management, Inc.	1,117	90,776	5.70%
Waters Corp.	377	70,967	4.40%
Zurich Insurance Group AG	217	69,682	4.40%

The following table represents the basket holdings underlying the total return swap with Citi Equity Volatility Congestion Index as of April 30, 2018

Citi Equity Volatility Congestion Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Cash (USD)	997,772	$997,772	101.50%
CBOE VIX Future Jun18	(91)	(1,532)	(0.20)%
CBOE VIX Future May18	(804)	(13,370)	(1.40)%

The following table represents the basket holdings underlying the total return swap with Credit Suisse Backwardation Long/Short Excess Return Index as of April 30, 2018

Credit Suisse Backwardation Long/Short Excess Return Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Brent Crude Oil Future	2	$146,557	2.60%
Brent Crude Oil Future	3	210,116	3.70%
Brent Crude Oil Future	2	159,842	2.80%
Brent Crude Oil Future	1	56,236	1.00%
Cattle (Live Cattle) Future	(14)	(572,751)	(10.00)%
Coffee Future	(12)	(572,751)	(10.00)%
Corn Future	(29)	(572,751)	(10.00)%
Cotton Future	15	572,751	10.00%
Gasoline RBOB Future	2	174,723	3.10%
Gasoline RBOB Future	5	398,029	6.90%
Lean Hogs Future	14	352,149	6.10%
Lean Hogs Future	9	220,602	3.90%
Sugar Future	(44)	(572,751)	(10.00)%
Wheat Future	(22)	(572,751)	(10.00)%
WTI Crude Oil Future	2	142,806	2.50%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	29

Consolidated Portfolio of Investments April 30, 2018 (continued)

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
WTI Crude Oil Future	3	$206,214	3.60%
WTI Crude Oil Future	2	164,106	2.90%
WTI Crude Oil Future	1	59,625	1.00%

The following table represents the basket holdings underlying the total return swap with Credit Suisse Custom 24A Excess Return Index as of April 30, 2018

Credit Suisse Custom 24A Excess Return Index

Security Description	Number of Contracts		Market Value as of April 30, 2018	Percent of Basket Net Assets
Brent Crude Oil Future	(64)		$(4,807,516)	(81.80)%
Brent Crude Oil Future	64		4,738,881	80.70%
Cattle (Live Cattle) Future	(51)		(2,173,804)	(37.00)%
Cattle (Live Cattle) Future	51		2,142,224	36.50%
Coffee Future	—	*	454	0.00%
Copper Future	—	*	1,243	0.00%
Corn Future	—	*	1,277	0.00%
Cotton Future	—	*	285	0.00%
Gasoline RBOB Future	—	*	805	0.00%
Gold Future	(51)		(6,753,566)	(114.90)%
Gold Future	51		6,786,978	115.50%
KC HRW Wheat Future	—	*	292	0.00%
Lean Hogs Future	(41)		(1,197,439)	(20.40)%
Lean Hogs Future	41		1,250,136	21.30%
Natural Gas Future	—	*	1,491	0.00%
Nickel Future	—	*	549	0.00%
Nickel Future	—	*	503	0.00%
Nickel Future	—	*	636	0.00%
NY Harbor ULSD (Heating Oil) Future	—	*	701	0.00%
Primary Aluminum Future	—	*	845	0.00%
Soybean Future	—	*	1,174	0.00%
Soybean Oil Future	—	*	455	0.00%
WTI Crude Oil Future	—	*	1,489	0.00%
Zinc Future	—	*	526	0.00%
Zinc Future	—	*	677	0.00%
Zinc Future	—	*	704	0.00%

*	Rounds to zero.

30	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

The following table represents the basket holdings underlying the total return swap with Credit Suisse Custom 88 Enhanced Excess Return Index as of April 30, 2018

Credit Suisse Custom 88 Enhanced Excess Return Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Cattle (Live Cattle) Future	6	$257,690	5.00%
Cattle (Live Cattle) Future	(6)	(257,690)	(5.00)%
Copper Future	3	257,690	5.00%
Copper Future	(3)	(257,690)	(5.00)%
Corn Future	25	515,379	10.00%
Corn Future	(26)	(515,379)	(10.00)%
Cotton Future	(12)	(515,379)	(10.00)%
Cotton Future	13	515,379	10.00%
Gasoline RBOB Future	3	257,690	5.00%
Gasoline RBOB Future	(3)	(257,690)	(5.00)%
Lean Hogs Future	(27)	(773,069)	(15.00)%
Lean Hogs Future	30	773,069	15.00%
Natural Gas Future	28	773,069	15.00%
Natural Gas Future	(28)	(773,069)	(15.00)%
NY Harbor ULSD (Heating Oil) Future	6	515,379	10.00%
NY Harbor ULSD (Heating Oil) Future	(6)	(515,379)	(10.00)%
Wheat Future	19	515,379	10.00%
Wheat Future	(20)	(515,379)	(10.00)%
WTI Crude Oil Future	12	773,069	15.00%
WTI Crude Oil Future	(11)	(773,069)	(15.00)%

The following table represents the basket holdings underlying the total return swap with JPMorgan Alpha Select Backwardation ER Index as of April 30, 2018

JPMorgan Alpha Select Backwardation ER Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Aluminum	8	$466,206	8.20%
Aluminum	(4)	(253,225)	(4.50)%
Brent Crude Oil	13	924,515	16.30%
Brent Crude Oil	(6)	(463,888)	(8.20)%
Coffee	(3)	(136,177)	(2.40)%
Copper CMX	(5)	(372,587)	(6.60)%
Corn	(19)	(382,699)	(6.80)%
Cotton	15	575,540	10.20%
Cotton	(2)	(85,429)	(1.50)%
Gold	— *	(4,518)	(0.10)%
Heating Oil	(2)	(210,233)	(3.70)%
KC Wheat	(3)	(87,657)	(1.50)%
Lean Hogs	1	38,185	0.70%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	31

Consolidated Portfolio of Investments April 30, 2018 (continued)

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Lean Hogs	1	$16,805	0.30%
Lean Hogs	(4)	(115,543)	(2.00)%
Lean Hogs	1	35,669	0.60%
Lean Hogs	1	27,715	0.50%
Live Cattle	2	93,860	1.70%
Live Cattle	1	34,586	0.60%
Live Cattle	(5)	(209,755)	(3.70)%
Live Cattle	2	74,659	1.30%
Natural Gas	(16)	(446,989)	(7.90)%
Nickel	(2)	(164,546)	(2.90)%
Ref Gas Blend	(3)	(241,287)	(4.30)%
Silver	— *	(1,098)	(0.00)%
Soybean Meal	(5)	(203,057)	(3.60)%
Soybean Meal	15	585,173	10.30%
Soybean Oil	(7)	(136,290)	(2.40)%
Soybeans	4	226,203	4.00%
Sugar	(11)	(150,679)	(2.70)%
Wheat	(8)	(211,189)	(3.70)%
WTI Crude Oil	14	920,370	16.20%
WTI Crude Oil	(7)	(446,295)	(7.90)%
Zinc	(2)	(157,610)	(2.80)%
Zinc	6	461,268	8.10%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with JPMorgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD Index as of April 30, 2018

JPMorgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD Index

Security Description	Number of Shares	Market Value as of April 30, 2018	Percent of Basket Net Assets
Advance Auto Parts, Inc.	183	$20,967	0.56%
Advanced Micro Devices, Inc.	1,906	20,736	0.55%
Advanced Micro Devices, Inc.	1,899	20,663	0.55%
Amazon.com, Inc.	13	20,698	0.55%
Andeavor	173	23,992	0.64%
Andeavor	165	22,850	0.61%
Baker Hughes, Inc.	596	21,515	0.57%
Baker Hughes, Inc.	572	20,641	0.55%
Bombardier, Inc., Class B	6,612	20,477	0.54%
British American Tobacco PLC	371	20,444	0.54%
Cash	3,018,196	3,018,196	80.06%
Charles Schwab Corp.	370	20,605	0.55%
Chipotle Mexican Grill, Inc.	59	24,929	0.66%
Chipotle Mexican Grill, Inc.	57	24,101	0.64%

32	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Shares	Market Value as of April 30, 2018	Percent of Basket Net Assets
Devon Energy Corp.	583	$21,184	0.56%
Encana Corp.	1,640	20,450	0.54%
Expedia Group, Inc.	179	20,561	0.55%
F5 Networks, Inc.	129	21,000	0.56%
First Data Corp., Class A	1,264	22,883	0.61%
First Data Corp., Class A	1,237	22,393	0.59%
General Electric Co.	1,452	20,436	0.54%
Hennes & Mauritz AB	1,205	20,646	0.55%
HollyFrontier Corp.	353	21,394	0.57%
J Sainsbury PLC	5,305	22,579	0.60%
J Sainsbury PLC	5,113	21,761	0.58%
Kroger, Co.	811	20,433	0.54%
LM Ericsson Class B	3,017	23,186	0.62%
LM Ericsson, Class B	2,908	22,352	0.59%
Lululemon Athletica, Inc.	208	20,717	0.55%
Mattel, Inc.	1,433	21,203	0.56%
Mitsubishi Estate Co., Ltd.	1,124	20,576	0.55%
Mosaic Co. (The)	771	20,786	0.55%
Newell Brands, Inc.	743	20,533	0.54%
Nippon Paint Holdings Co., Ltd.	515	21,099	0.56%
Noble Energy, Inc.	608	20,560	0.55%
O’Reilly Automotive, Inc.	86	22,131	0.59%
O’Reilly Automotive, Inc.	81	20,698	0.55%
Phillips 66	186	20,718	0.55%
Pioneer Natural Resources Co.	105	21,129	0.56%
Shopify, Inc., Class A	159	21,307	0.57%
Showa Shell Sekiyu KK	1,460	20,634	0.55%
Stryker Corp.	121	20,455	0.54%
Suruga Bank, Ltd.	1,621	22,045	0.58%
SVB Financial Group	77	23,172	0.61%
SVB Financial Group	76	22,891	0.61%
Taisei Corp.	380	20,534	0.54%
Valero Energy Corp.	190	21,078	0.56%
Wabtec Corp.	231	20,550	0.55%
Wabtec Corp.	230	20,423	0.54%
Xerox Corp.	677	21,281	0.56%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	33

Consolidated Portfolio of Investments April 30, 2018 (continued)

The following table represents the basket holdings underlying the total return swap with JPMorgan JMAB125E Index as of April 30, 2018

JPMorgan JMAB125E Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
CBOT $10Y Note Future	(175)	$(20,936,809)	(461.40)%
CBOT $10Y Note Future Option	(217)	(16,938)	(0.40)%
CBOT $10Y Note Future Option	(237)	(33,354)	(0.70)%
CBOT $10Y Note Future Option	(161)	(105,705)	(2.30)%
CBOT $10Y Note Future Option	(53)	(14,798)	(0.30)%
CBOT $10Y Note Future Option	(103)	(22,631)	(0.50)%
CBOT $10Y Note Future Option	(278)	(30,409)	(0.70)%
CBOT $10Y Note Future Option	(232)	(90,617)	(2.00)%
CBOT $10Y Note Future Option	(178)	(5,551)	(0.10)%
CBOT $10Y Note Future Option	(58)	(3,636)	(0.10)%
CBOT $10Y Note Future Option	(227)	(10,642)	(0.20)%

The following table represents the basket holdings underlying the total return swap with SGI BOSS 10% Index as of April 30, 2018

SGI BOSS 10% Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
SGI Bond 10Y CHF: (SFISDA10 Index)	1,396	$2,341,471	63.10%
SGI Bond 10Y EUR: (EUSA10 Index)	2,822	6,521,730	175.70%
SGI Bond 10Y GBP: (SFISDA10 Index)	(1,341)	(3,772,882)	(101.60)%
SGI Bond 10Y JPY: (JYISDA10 Index)	541,550	6,977,853	188.00%
SGI Bond 10Y USD: (USISDA10 Index)	59	105,309	2.80%
SGI Bond 3M USD: (US00003M Index)	3,886	4,414,917	118.90%
SGI Bond 6M CHF: (SF0006M Index)	(3,835)	(4,111,494)	(110.70)%
SGI Bond 6M EUR: (EUR006M Index)	(4,924)	(7,036,896)	(189.50)%
SGI Bond 6M GBP: (BP0006M Index)	1,997	3,413,103	91.90%
SGI Bond 6M JPY: (JY0006M Index)	(901,993)	(8,747,710)	(235.60)%

The following table represents the basket holdings underlying the total return swap with SGI NYLIM Custom US Sector Reversal Index as of April 30, 2018

SGI NYLIM Custom US Sector Reversal Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
S&P 500 Industrials Sector TR	13,301	$12,915,980	199.50%
S&P 500 Total Return	(2,501)	(12,987,068)	(200.50)%

34	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

The following table represents the basket holdings underlying the total return swap with SGI Smart Market Neutral Commodity 2 Index as of April 30, 2018

SGI Smart Market Neutral Commodity 2 Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
Aluminium	238	$534,080	10.30%
Aluminium	(238)	(538,478)	(10.40)%
Brent Crude Oil	42,912	3,182,772	61.50%
Brent Crude Oil	(42,278)	(3,157,735)	(61.00)%
Cocoa	40	112,133	2.20%
Cocoa	(40)	(111,935)	(2.20)%
Coffee	124,456	155,570	3.00%
Coffee	(124,575)	(152,978)	(3.00)%
Copper	79	538,320	10.40%
Copper	(79)	(538,320)	(10.40)%
Corn	238,848	957,304	18.50%
Corn	(239,126)	(958,416)	(18.50)%
Cotton	380,184	299,585	5.80%
Cotton	(380,620)	(318,959)	(6.20)%
Feeder Cattle	161,464	236,061	4.60%
Feeder Cattle	(161,662)	(236,350)	(4.60)%
Gas Oil	1,308	844,686	16.30%
Gas Oil	(1,308)	(850,570)	(16.40)%
Gasoline	383,473	810,278	15.70%
Gasoline	(377,807)	(805,106)	(15.60)%
Heating Oil	324,672	694,149	13.40%
Heating Oil	(319,838)	(687,332)	(13.30)%
Kansas Wheat	44,180	255,713	4.90%
Kansas Wheat	(44,219)	(237,679)	(4.60)%
Lead	40	92,144	1.80%
Lead	(40)	(91,945)	(1.80)%
Lean Hogs	582,262	441,937	8.50%
Lean Hogs	(582,936)	(423,794)	(8.20)%
Live Cattle	624,421	652,520	12.60%
Live Cattle	(625,134)	(663,267)	(12.80)%
Natural Gas	167,249	469,469	9.10%
Natural Gas	(164,793)	(455,322)	(8.80)%
Soybean	64,665	675,620	13.10%
Soybean	(64,744)	(678,843)	(13.10)%
Sugar	2,413,643	289,637	5.60%
Sugar	(2,416,417)	(285,137)	(5.50)%
Wheat	120,851	661,415	12.80%
Wheat	(120,969)	(617,549)	(11.90)%
WTI Crude Oil	66,250	4,516,255	87.20%
WTI Crude Oil	(65,259)	(4,474,831)	(86.40)%
Zinc	40	123,921	2.40%
Zinc	(40)	(123,981)	(2.40)%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	35

Consolidated Portfolio of Investments April 30, 2018 (continued)

The following table represents the basket holdings underlying the total return swap with SGI US Gravity Index as of April 30, 2018

SGI US Gravity Index

Security Description	Number of Contracts	Market Value as of April 30, 2018	Percent of Basket Net Assets
S&P 500 Index	139	$367,814	35.60%

Open OTC Candriam proprietary total return swap contracts as of April 30, 2018 were as follows:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index **	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”).The swap provides exposure to the total returns of the Candriam Alternative ReturnSystemat program, calculated on a daily basis with a reference to a managed account owned SG Newedge UK, a company formed under the laws of England. (Notional Amount $14,122,265)***	$(39,991)
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $18,469,066)****	(38,198)
			$(78,189)

The summaries below provide breakdown of the derivative contracts comprising the index of the above Candriam proprietary total return swaps as of April 30, 2018:

Candriam IG Diversified Futures Index

Category	% Breakdown
Physical Commodity Future	261.38%
Currency Future	13.94
Foreign Currency	0.23
Currency	(0.72)
Physical Index Future	(16.58)
Financial Commodity Future	(158.25)
Total	100.00%

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
3-Month Euribor Mar20	Financial Commodity Future	(704,604)	$(84,999)	$(7,917)	(60.13)%
90Day Euro Future Mar20	Financial Commodity Future	(687,727)	(66,716)	—	(47.20)
90Day Sterling Future Mar20	Financial Commodity Future	(456,056)	(61,969)	(6,429)	(43.84)
AUD/USD Currency Future Jun18	Currency Future	(23,781)	(1,791)	11,890	(1.27)
Australian Dollar	Foreign Currency	(48,156)	(36)	250	(0.03)
BP Currency Future Jun18	Currency Future	17,644	2,431	(8,435)	1.72
Brent Crude Future Jul18	Physical Commodity Future	12,888	963	11,264	0.68
British Pound Sterling	Foreign Currency	29,554	41	(47)	0.03
CAC40 10 Euro Future May18	Physical Index Future	74	487	3,146	0.34
Canadian Currency Future Jun18	Currency Future	(20,406)	(1,590)	1,283	(1.13)
CBOE VIX Future May 18	Physical Index Future	(2,148)	(36)	(805)	(0.02)
Copper Future Jul18	Physical Commodity Future	(1,726)	(531)	(439)	(0.37)

36	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
Corn Future Jul18	Physical Commodity Future	4,572	$183,225	$10,287	129.62%
Cotton No.2 Future Jul18	Physical Commodity Future	17,951	1,505	(12,027)	1.06
DAX Index Future Jun18	Physical Index Future	(23)	(350)	(368)	(0.25)
DJIA MINI e-CBOT Jun18	Physical Index Future	(5)	(11,107)	700	(7.85)
EMINI Russell 2000 Jun18	Physical Index Future	(130)	(201)	1,969	(0.14)
Euro	Foreign Currency	54,247	66	(298)	0.05
Euro FX Currency Future Jun18	Currency Future	786,303	953	(3,224)	0.68
Euro Stoxx 50 Jun18	Physical Index Future	(81)	(341)	(2,063)	(0.24)
Euro-BTP Future Jun18	Financial Commodity Future	16,416	2,756	(33,670)	1.95
Euro-Bund Future Jun18	Financial Commodity Future	9,973	1,912	954	1.35
Euro-OAT Future Jun18	Financial Commodity Future	22,860	4,246	1,643	3.01
EURO/JPY Future Jun18	Currency Future	1,745,209	21,087	(2,079)	14.92
FTSE 100 Index Future Jun18	Physical Index Future	29	299	58	0.21
Gasoline RBOB Future Jun18	Physical Commodity Future	5,735	1,222	2,208	0.86
Gold 100 OZ Future Jun18	Physical Commodity Future	(2,378)	(3,137)	3,767	(2.22)
Hang Seng Index Future May18	Physical Index Future	123	47,955	5,951	33.92
Hong Kong Dollar	Foreign Currency	(227,233)	(29)	4	(0.02)
Japan 10 Year Bond (OSE) Jun18	Financial Commodity Future	3,068,499	4,233	4,206	2.99
Japanese Yen	Foreign Currency	(8,177,178)	(75)	171	(0.05)
Japanese Yen Currency Future Jun18	Currency Future	(4,411)	(405)	1,248	(0.29)
Korea 3 Year Bond Future Jun18	Financial Commodity Future	7,057,548	712	(337)	0.50
Live Cattle Future Jun18	Physical Commodity Future	(11,415)	(1,211)	8,687	(0.86)
Mexican Peso Future Jun18	Currency Future	167,233	89	(4,026)	0.06
NASDAQ 100 E-MINI Future Mar18	Physical Index Future	28	183	(1,567)	0.13
Natural Gas Future Jun18	Physical Commodity Future	228,603	632	(4,445)	0.45
New Zealand Dollar Future Jun18	Currency Future	(16,570)	(1,166)	7,954	(0.82)
Nikkei 225 (SGX) Jun18	Physical Index Future	(3,069)	(63,197)	(505)	(44.71)
NY Harbor ULSD Future Jun18	Physical Commodity Future	4,253	914	6,598	0.65
Primary Aluminum Future	Physical Commodity Future	(2,163)	(4,900)	(83,287)	3.82
Primary Aluminum Future	Physical Commodity Future	2,382	5,395	91,704	(3.47)
S&P500 EMINI Future Jun18	Physical Index Future	882	2,335	(15,968)	1.65
Silver Future Jul18	Physical Commodity Future	(114,302)	(19)	9,416	(0.01)
South African Rand Currency (CME) Future Jun18	Currency Future	126,576	101	(12,658)	0.07
South Korean Won	Foreign Currency	386,579,142	362	2,924	0.26
Soybean Future Jul18	Physical Commodity Future	690	72,390	(5,005)	51.21
SPI 200 Future Jun18	Physical Index Future	19	86	43	0.06
Sugar #11 (WORLD) Jul18	Physical Commodity Future	(91,073)	(1,070)	(20,947)	(0.76)
Topix Index Future Jun18	Physical Index Future	27,616	448	(2,034)	0.32
U.S. 10 Year Note (CBT) Future Jun18	Financial Commodity Future	(66,433)	(7,947)	(9,551)	(5.62)
U.S. 5 Year Note (CBT) Jun18	Financial Commodity Future	(113,228)	(12,852)	(7,077)	(9.09)
U.S. Long Bond (CBT) Jun18	Financial Commodity Future	(21,479)	(3,090)	(15,414)	(2.19)
United States Dollar	Currency	(1,019,379)	(1,019)	—	(0.72)
Wheat Future (CBT) Jul18	Physical Commodity Future	2,240	114,352	25,334	80.89
WTI Crude Future Jun18	Physical Commodity Future	4,142	284	8,033	0.20

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	37

Consolidated Portfolio of Investments April 30, 2018 (continued)

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
Zinc LME Future Jun18	Physical Commodity Future	(852)	$(2,664)	$(2,980)	(1.88	) %
Zinc LME Future Jun18	Physical Commodity Future	687	2,148	2,403	1.52
				$(39,507)

Net Cash and Other Receivables/Payables				(484)

Swaps, at Value				$(39,991)

Candriam Global Alpha Index

Category	% Breakdown
Currency Future	106.90%
Index Option	5.89
Physical Index Future	5.49
Foreign Currency	1.15
Financial Commodity Option	(0.08)
Physical Index Option	(0.26)
Currency	(0.29)
Currency Option	(0.42)
Forward	(2.19)
Financial Commodity Future	(16.19)
Total	100.00%

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
3-Month Euribor Future Dec18	Financial Commodity Future	—	$—	$(32)	0.00%
3-Month Euribor Future Jun20	Financial Commodity Future	(298,767)	(36,001)	(3,156)	(34.53)
90Day Euro Future Dec19	Financial Commodity Future	495,561	48,084	(2,478)	46.11
90Day Euro Future Dec21	Financial Commodity Future	(495,561)	(48,042)	(9,911)	(46.07)
90Day Euro Future Mar19	Financial Commodity Future	(171,960)	(16,722)	2,579	(16.04)
AUD/USD Currency Future Jun18	Currency Future	(7,074)	(533)	3,537	(0.51)
AUD/USD Euro 2PM Option Jun18P 73	Currency Option	(12,041)	(2)	(482)	(0.00)
AUD/USD Euro 2PM Option Jun18P 75	Currency Option	(6,924)	(4)	(1,108)	(0.00)
AUD/USD Euro 2PM Option Jun18P 77	Currency Option	(25,888)	(48)	(9,579)	(0.05)
AUD/USD Euro 2PM Option Jun18P 78	Currency Option	(12,191)	(34)	(5,364)	(0.03)
AUD/USD Euro 2PM Option May18P 75	Currency Option	(69,386)	(12)	(6,939)	(0.01)
AUD/USD Euro 2PM Option May18P 76	Currency Option	(6,924)	(5)	(2,354)	(0.01)
AUD/USD Euro 2PM Option May18P 76.5	Currency Option	28,748	35	12,362	0.03
AUD/USD Euro 2PM Option May18P 78	Currency Option	(26,340)	(71)	(12,906)	(0.07)
Australian Dollar	Foreign Currency	19,951	15	(104)	0.01
British Pound Currency 2PM Option Jun18C 140.5	Currency Option	(15,145)	(7)	1,817	(0.01)
British Pound Currency 2PM Option Jun18C 141	Currency Option	(20,978)	(8)	2,098	(0.01)
British Pound Currency 2PM Option Jun18C 143	Currency Option	(24,270)	(4)	971	(0.00)
British Pound Currency 2PM Option May18P 137	Currency Option	(37,534)	(9)	(2,627)	(0.01)
British Pound Currency 2PM Option May18P 139	Currency Option	37,534	51	11,260	0.05
British Pound Currency 2PM Option May18P 143	Currency Option	(7,620)	(40)	(3,200)	(0.04)
British Pound Sterling	Foreign Currency	98,465	136	(158)	0.13

38	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
CAC 40 Index Option 5350	Index Option	397	$67	$12,520	0.06%
CAC 40 Index Option 5450	Index Option	(397)	(31)	(8,335)	(0.03)
Canadian Currency 2PM Option Jun18C 80	Currency Option	(16,255)	(2)	325	(0.00)
Canadian Currency 2PM Option Jun18P 78.5	Currency Option	(16,406)	(16)	—	(0.02)
Canadian Currency 2PM Option May18P 77	Currency Option	(17,459)	—	175	(0.00)
Canadian Currency 2PM Option May18P 78	Currency Option	(17,158)	(5)	—	(0.00)
Canadian Currency Future Jun18	Currency Future	(16,105)	(1,255)	966	(1.20)
Euribor 2 Year Mid-Curve Option Jun18C 99.63	Financial Commodity Option	(192,656)	(38)	(1,657)	(0.04)
Euribor 2 Year Mid-Curve Option Jun18P 99.5	Financial Commodity Option	192,656	—	(521)	0.00
Euribor 2 Year Mid-Curve Option May18P 99.75	Financial Commodity Option	(192,656)	(3)	1,134	(0.00)
Euro	Foreign Currency	769,358	929	(4,231)	0.89
Euro Currency 2PM Option Jun18C 1.23	Currency Option	(1,505,121)	(8)	2,258	(0.01)
Euro Currency 2PM Option Jun18P 1.23	Currency Option	(1,298,167)	(28)	(3,765)	(0.03)
Euro Currency 2PM Option May18P 1.23	Currency Option	(1,712,075)	(31)	(6,677)	(0.03)
Euro Currency 2PM Option May18P 1.25	Currency Option	(2,107,170)	(79)	(8,429)	(0.08)
Euro FX Currency Future Jun18	Currency Future	(413,908)	(502)	1,697	(0.48)
Euro Stoxx 50 Jun18	Physical Index Future	(310)	(1,301)	(6,975)	(1.25)
Euro Stoxx 50 Price EUR 3300	Index Option	277	69	5,615	0.07
Euro Stoxx 50 Price EUR 3400	Index Option	(619)	(80)	(9,406)	(0.08)
Euro Stoxx 50 Price EUR 3400	Index Option	(381)	(51)	(6,505)	(0.05)
Euro Stoxx 50 Price EUR 3500	Index Option	(692)	(28)	(6,563)	(0.02)
Euro Stoxx 50 Price EUR 3500	Index Option	(482)	(26)	(4,572)	(0.03)
Euro-Bobl Future Jun18	Financial Commodity Future	(36,574)	(5,786)	(2,545)	(5.55)
Euro-Bobl Option Jun18P 129.5	Financial Commodity Option	34,317	—	5	0.00
Euro-Bobl Option Jun18P 130	Financial Commodity Option	(68,634)	(1)	808	(0.00)
Euro-Bobl Option Jun18P 130.5	Financial Commodity Option	34,317	2	(1,012)	0.00
Euro-BTP Future Jun18	Financial Commodity Future	25,136	4,219	(11,823)	4.05
Euro-Bund Future Jun18	Financial Commodity Future	(13,697)	(2,626)	(1,386)	(2.52)
Euro-Bund Option Jul18P 155	Financial Commodity Option	(43,649)	(6)	2,108	(0.01)
Euro-Bund Option Jul18P 157	Financial Commodity Option	34,919	17	(4,217)	0.02
FTSE 100 Index Option 7400	Index Option	646	9,867	(7,211)	9.46
FTSE 100 Index Option 7550	Index Option	(819)	(3,325)	7,367	(3.19)
FTSE MIB Index Option 22500	Index Option	(68)	(125)	(3,413)	(0.12)
Hong Kong Dollar	Foreign Currency	(323,665)	(41)	6	(0.04)
IBEX 35 Index Future May18	Physical Index Future	95	1,142	6,597	1.10
IMM Euro Future Option Jun18P 97.5	Financial Commodity Option	(343,544)	(2)	(859)	(0.00)
IMM Euro Future Option Jun18P 97.63	Financial Commodity Option	343,544	12	1,718	0.01
INR/USD Standard May18	Currency Future	6,999	1,049	2,595	1.01
Japanese Yen	Foreign Currency	11,651,891	107	(244)	0.10
Japanese Yen 2PM Option Jun18P 87	Currency Option	(34,994)	(1)	—	(0.00)
Japanese Yen 2PM Option Jun18P 92	Currency Option	(12,982)	(12)	(1,298)	(0.01)
Japanese Yen 2PM Option Jun18P 93	Currency Option	(25,211)	(41)	(1,834)	(0.04)
Japanese Yen 2PM Option Jun18P 95	Currency Option	—	—	(2,467)	0.00
Japanese Yen 2PM Option May18C 94.5	Currency Option	(31,984)	—	160	(0.00)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	39

Consolidated Portfolio of Investments April 30, 2018 (continued)

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
Japanese Yen 2PM Option May18P 92	Currency Option	(4,327)	$(2)	$(346)	(0.00	) %
Japanese Yen Currency Future Jun18	Currency Future	(19,190)	(1,761)	4,222	(1.69)
Mexican Peso Future Jun18	Currency Future	192,656	102	(4,624)	0.10
MSCI Emerging Market Future Jun18	Physical Index Future	858	988	(8,150)	0.95
NASDAQ 100 E-MINI Future Mar18	Physical Index Future	(105)	(697)	5,979	(0.67)
NASDAQ 100 E-MINI Option Jun18C 6400	Physical Index Option	(427)	(136)	20,197	(0.13)
NASDAQ 100 E-MINI Option Jun18P 6400	Physical Index Option	(349)	(37)	(3,230)	(0.04)
New Zealand Dollar Future Jun18	Currency Future	(13,847)	(975)	6,647	(0.93)
Nikkei 225 Option Jun18C 21500	Currency Option	(4,816)	(51)	31	(0.05)
Norwegian Krone	Foreign Currency	16,912	2	(17)	0.00
NSD 100 E-MINI Week 3 Option May18P 6300	Physical Index Option	(102)	(4)	(384)	(0.00)
OMX Stockholm 30 Index 1470	Index Option	(13,922)	(3)	(536)	0.01
OMX Stockholm 30 Index 1470	Index Option	11,138	9	(211)	(0.00)
S&P500 E-MINI Option Apr18P 2690	Physical Index Option	(1,565)	(67)	15,575	(0.06)
S&P500 E-MINI Option Apr18P 2700	Physical Index Option	(286)	(15)	4,147	(0.01)
S&P500 E-MINI Option Jun18C 2700	Physical Index Option	(655)	(16)	7,202	(0.02)
S&P500 E-MINI Option Jun18C 2900	Physical Index Option	(2,619)	(1)	655	(0.00)
S&P500 E-MINI Option Jun18P 2300	Physical Index Option	(1,994)	(8)	(399)	(0.01)
S&P500 E-MINI Week 2 Option May18P 2615	Physical Index Option	(3,499)	(56)	(26,246)	(0.05)
S&P500 E-MINI Week 2 Option May18P 2640	Physical Index Option	3,499	82	36,744	0.08
S&P500 EMINI Future Jun18	Physical Index Future	926	2,490	(41,233)	2.39
Short Euro-BTP Future Mar18	Financial Commodity Future	51,626	7,030	(2,658)	6.74
Singapore Dollar	Foreign Currency	1,385	1	(2)	0.00
South African Rand Currency (CME) Future Jun18	Currency Future	(376,280)	(300)	37,628	(0.29)
South Korean Won	Foreign Currency	4,906,320	5	37	0.00
Soybean Meal Option Jun18C 8600	Index Option	(160)	(49)	(5,633)	(0.05)
Soybean Meal Option Jun18P 8600	Index Option	(247)	(17)	4,972	(0.02)
Stoxx 600 Basic Resource Jun18	Physical Index Future	2,318	1,315	(12,365)	1.26
Stoxx 600 Cons Jun18	Physical Index Future	(820)	(440)	(1,317)	(0.42)
Stoxx 600 Oil Jun18	Physical Index Future	1,678	677	650	0.65
Stoxx 600 Retail Jun18	Physical Index Future	1,603	598	4,095	0.57
Stoxx 600 Technology Jun18	Physical Index Future	(813)	(435)	1,237	(0.42)
Stoxx 600 TLCM Jun18	Physical Index Future	4,275	1,386	3,897	1.33
Stoxx Europe 600 Automobiles 620	Index Option	(1,746)	(52)	1,265	(0.03)
Stoxx Europe 600 Automobiles 620	Index Option	(3,213)	(33)	1,074	(0.05)
Stoxx Europe 600 Basic Resources 460	Index Option	(2,009)	(14)	(1,349)	(0.01)
Stoxx Europe 600 Basic Resources 460	Index Option	(2,009)	(39)	9,014	(0.04)
Stoxx Europe 600 Oil & Gas 300	Index Option	(4,749)	(2)	(90)	(0.00)
Swedish Krona	Foreign Currency	(397,518)	(45)	518	(0.04)
Swedish Krona Future Jun18	Currency Future	99,338	113,841	(12,119)	109.17
Swiss Franc	Foreign Currency	84,607	85	(294)	0.08
TRY/USD Future Jun18	Currency Future	7,375,094	1,789	(8,408)	1.72
Turkish Lira	Foreign Currency	4,185	1	(5)	0.00
U.S. 10 Year Future Option Jun18P 119	Financial Commodity Option	(10,385)	(2)	649	(0.00)

40	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
U.S. 10 Year Future Option Jun18P 121	Financial Commodity Option	(31,457)	$(46)	$3,441	(0.04	) %
U.S. 10 Year Note (CBT) Future Jun18	Financial Commodity Future	70,440	8,426	8,805	8.08
U.S. 2 Year Note (CBT) Future Jun18	Financial Commodity Future	214,028	22,692	(1,672)	21.76
U.S. 5 Year Future Option Jun18C 114	Financial Commodity Option	(236,304)	(22)	(1,846)	(0.02)
U.S. 5 Year Note (CBT) Future Jun18	Financial Commodity Future	16,406	1,862	1,025	1.79
United States Dollar	Currency	(301,728)	(302)	—	(0.29)
USD/SGD Forward Jun18	Forward	(1,727,483)	(2,288)	2,056	(2.19)
				$(37,037)

Net Cash and Other Receivables/Payables				(1,161)

Swaps, at Value				$(38,198)

*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on June 24, 2015 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CBOE—Chicago Board Options Exchange

CHF—Swiss Frank

CMX—Carbon Mercantile Exchange

DAX—Deutscher Aktienindex Index (German stock market index)

DJIA—Dow Jones Industrial Average

ETF—Exchange-Traded Fund

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Milano Italia Borsa (Italian national stock exchange)

SGD—Singapore Dollar

SPDR—Standard & Poor’s Depositary Receipt

TRY—Turkish Lira

USD—United States Dollar

VIX—CBOE Volatility Index

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	41

Consolidated Portfolio of Investments April 30, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$466,565	$—	$466,565
Common Stocks:
Aerospace & Defense	79,200	116,125	—	195,325
Air Freight & Logistics	145,740	182,749	—	328,489
Airlines	—	398,718	—	398,718
Auto Components	—	44,701	—	44,701
Automobiles	127,368	295,854	—	423,222
Banks	617,113	150,598	—	767,711
Building Products	—	98,839	—	98,839
Capital Markets	446,479	230,894	—	677,373
Chemicals	488,350	138,047	—	626,397
Construction & Engineering	—	302,745	—	302,745
Construction Materials	—	40,072	—	40,072
Consumer Finance	—	12,012	—	12,012
Containers & Packaging	—	96,115	—	96,115
Diversified Financial Services	—	53,939	—	53,939
Electrical Equipment	352,781	67,698	—	420,479
Electronic Equipment, Instruments & Components	252,790	128,235	—	381,025
Energy Equipment & Services	559,264	55,781	—	615,045
Food & Staples Retailing	—	20,037	—	20,037
Food Products	399,687	375,599	—	775,286
Health Care Equipment & Supplies	720,870	122,192	—	843,062
Health Care Providers & Services	840,054	254,421	—	1,094,475
Hotels, Restaurants & Leisure	440,195	255,097	—	695,292
Household Durables	18,585	583,162	—	601,747
Independent Power & Renewable Electricity Producers	—	265,828	—	265,828
Insurance	176,034	162,088	—	338,122
Internet & Direct Marketing Retail	275,736	28,280	—	304,016
IT Services	514,204	295,233	—	809,437
Machinery	748,124	364,199	—	1,112,323
Media	600,615	134,671	—	735,286
Metals & Mining	280,255	1,600,473	—	1,880,728
Multiline Retail	—	172,554	—	172,554
Oil, Gas & Consumable Fuels	8,109,667	593,673	—	8,703,340
Paper & Forest Products	153,650	132,948	—	286,598
Personal Products	233,999	205,787	—	439,786
Pharmaceuticals	1,228,168	143,224	—	1,371,392
Road & Rail	141,603	19,922	—	161,525
Semiconductors & Semiconductor Equipment	358,998	130,866	—	489,864
Software	354,993	160,687	—	515,680
Specialty Retail	695,823	129,940	—	825,763
Technology Hardware, Storage & Peripherals	133,943	120,276	—	254,219
Textiles, Apparel & Luxury Goods	283,599	177,720	—	461,319
Thrifts & Mortgage Finance	—	246,412	—	246,412
Trading Companies & Distributors	195,627	268,642	—	464,269
Transportation Infrastructure	—	2,723	—	2,723
All Other Industries	1,765,021	—	—	1,765,021

Total Common Stocks	21,738,535	9,379,776	—	31,118,311

Exchange-Traded Funds	1,287,949	—	—	1,287,949

42	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks:
Auto Components	$—	$149,797	$—	$149,797
Affiliated Investment Companies
Exchange-Traded Fund	1,068,585	—	—	1,068,585
Short-Term Investments
Repurchase Agreements	—	40,738,459	—	40,738,459
U.S. Governments	—	44,818,901	—	44,818,901

Total Short-Term Investments	—	85,557,360	—	85,557,360

Total Investments in Securities	24,095,069	95,553,498	—	119,648,567

Other Financial Instruments
Credit Default Swap Contracts (b)	—	45,438	—	45,438
Futures Contracts (b)	198,998	—	—	198,998
Interest Rate Swap Contracts (b)	—	16,713	—	16,713
Total Return Basket Swap Contracts (b)	—	707	—	707

Total Other Financial Instruments	198,998	62,858	—	261,856

Total Investments in Securities and Other Financial Instruments	$24,294,067	$95,616,356	$—	$119,910,423

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short:
Aerospace & Defense	$(339,125)	$(264,527)	$—	$(603,652)
Auto Components	(75,649)	(48,714)	—	(124,363)
Banks	(127,620)	(443,233)	—	(570,853)
Beverages	—	(145,155)	—	(145,155)
Biotechnology	—	(390,460)	—	(390,460)
Building Products	(224,287)	(99,183)	—	(323,470)
Capital Markets	(139,041)	(19,517)	—	(158,558)
Chemicals	(173,892)	(671,891)	—	(845,783)
Commercial Services & Supplies	(348,735)	(247,241)	—	(595,976)
Construction & Engineering	(277,455)	(150,525)	—	(427,980)
Construction Materials	—	(226,012)	—	(226,012)
Consumer Finance	(148,512)	(124,351)	—	(272,863)
Diversified Financial Services (c)	—	(214,325)	—	(214,325)
Diversified Telecommunication Services	(308,307)	(203,480)	—	(511,787)
Electric Utilities	—	(211,376)	—	(211,376)
Electrical Equipment	(394,989)	(278,626)	—	(673,615)
Electronic Equipment, Instruments & Components	(425,457)	(86,511)	—	(511,968)
Energy Equipment & Services	(665,725)	(263,513)	—	(929,238)
Food Products	(406,749)	(64,158)	—	(470,907)
Health Care Equipment & Supplies	(436,255)	(326,221)	—	(762,476)
Health Care Providers & Services	(1,035,059)	(2,680)	—	(1,037,739)
Hotels, Restaurants & Leisure	(241,558)	(556,252)	—	(797,810)
Household Durables	(510,821)	(326,126)	—	(836,947)
Insurance	(675,771)	(151,565)	—	(827,336)
Internet & Direct Marketing Retail	—	(478,490)	—	(478,490)
Life Sciences Tools & Services	(134,535)	(119,147)	—	(253,682)
Machinery	(652,592)	(408,747)	—	(1,061,339)
Media	(554,497)	(600,559)	—	(1,155,056)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	43

Consolidated Portfolio of Investments April 30, 2018 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Metals & Mining	$(318,569)	$(1,079,403)	$—	$(1,397,972)
Multi-Utilities	(64,522)	(10,339)	—	(74,861)
Oil, Gas & Consumable Fuels	(1,345,948)	(396,766)	—	(1,742,714)
Personal Products	(158,682)	(45,889)	—	(204,571)
Pharmaceuticals	(1,081,952)	(92,059)	—	(1,174,011)
Professional Services	—	(81,863)	—	(81,863)
Semiconductors & Semiconductor Equipment	(471,209)	(127,677)	—	(598,886)
Software	(447,106)	(94,752)	—	(541,858)
Specialty Retail	(419,266)	(150,881)	—	(570,147)
Technology Hardware, Storage & Peripherals	(108,432)	(41,219)	—	(149,651)
Transportation Infrastructure	(151,600)	(149,702)	—	(301,302)
All Other Industries	(1,832,917)	—	—	(1,832,917)

Total Common Stocks Sold Short	(14,696,834)	(9,393,135)	—	(24,089,969)

Exchange-Traded Funds Sold Short	(4,280,559)	—	—	(4,280,559)
Other Financial Instruments
Futures Contracts (b)	(79,339)	—	—	(79,339)
Interest Rate Swap Contracts (b)	—	(40,972)	—	(40,972)
Total Return Basket Swap Contracts (b)	—	(9,987)	—	(9,987)
Candriam Proprietary Total Return Swap Contracts (b)	—	(78,189)	—	(78,189)

Total Other Financial Instruments	(79,339)	(129,148)	—	(208,487)

Total Investments in Securities Sold Short and Other Financial Instruments	$(19,056,732)	$(9,522,283)	$—	$(28,579,015)

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

(c)	The Level 3 security valued at $0 is held in Diversified Financial Services, within the Common Stocks Sold Short section of the Consolidated Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $1,157,966 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of April 30, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

44	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of April 30, 2018

Assets
Investment in securities and unaffiliated investment companies before investments sold short, at value (identified cost $78,228,317) including securities on loan of $27,858	$77,841,523
Repurchase agreements, at value (identified cost $40,738,459)	40,738,459
Investment in affiliated investment companies, at value (identified cost $1,082,186)	1,068,585
Cash	274,279
Cash collateral on deposit at broker for securities sold short	13,613,232
Cash collateral on deposit at broker for swap contracts	308,481
Cash collateral on deposit at broker for futures contracts	289,986
Cash denominated in foreign currencies (identified cost $15,264)	14,995
Receivables:
Investment securities sold	510,309
Dividends and interest	88,674
Variation margin on futures contracts	8,465
Securities lending income	184
Fund shares sold	100
Other assets	26,459
Unrealized appreciation on OTC swap contracts	707

Total assets	134,784,438

Liabilities
Investments sold short (proceeds $27,516,088)	28,370,528
Payables:
Investment securities purchased	3,276,779
Custodian	149,562
Broker fees and charges on short sales	90,410
Manager (See Note 3)	61,356
Professional fees	32,432
Shareholder communication	23,242
Dividends on investments sold short	15,653
Transfer agent (See Note 3)	6,250
Variation margin on centrally cleared swap contracts	2,119
NYLIFE Distributors (See Note 3)	1,417
Trustees	50
Cash collateral due to broker for futures contracts	981,628
Unrealized depreciation on OTC swap contracts	88,176
Accrued expenses	1,917

Total liabilities	33,101,519

Net assets	$101,682,919

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,616
Additional paid-in capital	106,396,963

106,407,579
Distributions in excess of net investment income	(2,534,654)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(989,615)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(347,026)
Net unrealized appreciation (depreciation) on investments sold short	(854,440)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,075

Net assets	$101,682,919

Class A
Net assets applicable to outstanding shares	$3,360,601

Shares of beneficial interest outstanding	351,643

Net asset value per share outstanding	$9.56
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.12

Investor Class
Net assets applicable to outstanding shares	$934,485

Shares of beneficial interest outstanding	97,914

Net asset value per share outstanding	$9.54
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.10

Class C
Net assets applicable to outstanding shares	$605,466

Shares of beneficial interest outstanding	64,053

Net asset value and offering price per share outstanding	$9.45

Class I
Net assets applicable to outstanding shares	$96,782,367

Shares of beneficial interest outstanding	10,102,360

Net asset value and offering price per share outstanding	$9.58

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	45

Consolidated Statement of Operations for the year ended April 30, 2018

Investment Income (Loss)
Income
Interest	$1,183,032
Dividends (a)	1,067,251
Securities lending income	1,239
Other income	382

Total income	2,251,904

Expenses
Manager (See Note 3)	1,661,394
Broker fees and charges on short sales	1,015,623
Custodian	574,924
Dividends and interest on investments sold short	296,029
Professional fees	226,019
Registration	64,188
Transfer agent (See Note 3)	35,367
Shareholder communication	29,223
Distribution/Service—Class A (See Note 3)	12,415
Distribution/Service—Investor Class (See Note 3)	2,695
Distribution/Service—Class C (See Note 3)	6,661
Interest expense	8,478
Trustees	2,760
Miscellaneous	27,867

Total expenses before waiver/reimbursement	3,963,643
Expense waiver/reimbursement from Manager (See Note 3)	(817,101)

Net expenses	3,146,542

Net investment income (loss)	(894,638)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	6,151,548
Investments sold short	(3,439,940)
Futures transactions	77,152
Written option transactions	21,353
Swap transactions	1,246,467
Foreign currency forward transactions	118,207
Foreign currency transactions	(1,343,004)

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	2,831,783

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(3,759,974)
Affiliated investments	(13,601)
Investments sold short	(330,003)
Futures contracts	119,410
Swap contracts	(276,198)
Foreign currency forward contracts	292,114
Translation of other assets and liabilities in foreign currencies	(27,785)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(3,996,037)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(1,164,254)

Net increase (decrease) in net assets resulting from operations	$(2,058,892)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $32,973.

46	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

for the years ended April 30, 2018 and April 30, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(894,638)	$(1,286,664)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	2,831,783	3,567,388
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(3,996,037)	982,683

Net increase (decrease) in net assets resulting from operations	(2,058,892)	3,263,407

Dividends and distributions to shareholders:
From net investment income:
Class A	(81,151)	(73,696)
Investor Class	(12,251)	(17,622)
Class C	(2,540)	(7,193)
Class I	(1,892,696)	(2,234,483)

	(1,988,638)	(2,332,994)

From net realized gain on investments:
Class A	(42,036)	—
Investor Class	(7,969)	—
Class C	(5,102)	—
Class I	(846,508)	—

	(901,615)	—

Total dividends and distributions to shareholders	(2,890,253)	(2,332,994)

Capital share transactions:
Net proceeds from sale of shares	4,570,959	26,807,124
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,890,133	2,332,658
Cost of shares redeemed	(36,483,422)	(4,213,239)

Increase (decrease) in net assets derived from capital share transactions	(29,022,330)	24,926,543

Net increase (decrease) in net assets	(33,971,475)	25,856,956

Net Assets
Beginning of year	135,654,394	109,797,438

End of year	$101,682,919	$135,654,394

Distributions in excess of net investment income at end of year	$(2,534,654)	$(690,444)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	47

Consolidated Financial Highlights selected per share data and ratios

	Year ended April 30,		June 18, 2015* through April 30,
Class A	2018	2017	2016
Net asset value at beginning of period	$10.01	$9.92	$10.00

Net investment income (loss) (a)	(0.11)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.02)	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)	0.07	(0.02)

Total from investment operations	(0.21)	0.25	(0.05)

Less dividends and distributions:
From net investment income	(0.16)	(0.16)	—
From net realized gain on investments	(0.08)	—	(0.03)

Total dividends and distributions	(0.24)	(0.16)	(0.03)

Net asset value at end of period	$9.56	$10.01	$9.92

Total investment return (b)	(2.16%)	2.48%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.07%)	(1.22%)	(0.97	%)††
Net expenses (excluding short sale expenses)	1.80%	1.80%	1.80	% ††
Expenses (including short sale expenses, before waiver/reimbursement)	3.62%	3.53%	3.64	% ††
Short sale expenses	1.12%	0.98%	0.88	% ††
Portfolio turnover rate	240%	168%	164	% (c)
Net assets at end of period (in 000’s)	$3,361	$5,462	$3,638

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

	Year ended April 30,		June 18, 2015* through April 30,
Investor Class	2018	2017	2016
Net asset value at beginning of period	$9.98	$9.90	$10.00

Net investment income (loss) (a)	(0.12)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.02)	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.07	(0.02)

Total from investment operations	(0.23)	0.22	(0.07)

Less dividends and distributions:
From net investment income	(0.13)	(0.14)	—
From net realized gain on investments	(0.08)	—	(0.03)

Total dividends and distributions	(0.21)	(0.14)	(0.03)

Net asset value at end of period	$9.54	$9.98	$9.90

Total investment return (b)	(2.38%)	2.24%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.24%)	(1.49%)	(1.18	%)††
Net expenses (excluding short sale expenses)	2.04%	2.07%	1.95	% ††
Expenses (including short sale expenses, before waiver/reimbursement)	3.87%	3.80%	3.82	% ††
Short sale expenses	1.13%	0.98%	0.92	% ††
Portfolio turnover rate	240%	168%	164	% (c)
Net assets at end of period (in 000’s)	$934	$1,256	$748

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

48	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Financial Highlights selected per share data and ratios

	Year ended April 30,		June 18, 2015* through April 30,
Class C	2018	2017	2016
Net asset value at beginning of period	$9.87	$9.83	$10.00

Net investment income (loss) (a)	(0.19)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.02)	0.29	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.07	(0.02)

Total from investment operations	(0.30)	0.14	(0.14)

Less dividends and distributions:
From net investment income	(0.04)	(0.10)	—
From net realized gain on investments	(0.08)	—	(0.03)

Total dividends and distributions	(0.12)	(0.10)	(0.03)

Net asset value at end of period	$9.45	$9.87	$9.83

Total investment return (b)	(3.05%)	1.38%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.96%)	(2.25%)	(1.95	%)††
Net expenses (excluding short sale expenses)	2.79%	2.82%	2.70	% ††
Expenses (including short sale expenses, before waiver/reimbursement)	4.62%	4.55%	4.54	% ††
Short sale expenses	1.13%	0.98%	0.89	% ††
Portfolio turnover rate	240%	168%	164	% (c)
Net assets at end of period (in 000’s)	$605	$766	$299

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

	Year ended April 30,		June 18, 2015* through April 30,
Class I	2018	2017	2016
Net asset value at beginning of period	$10.02	$9.93	$10.00

Net investment income (loss) (a)	(0.07)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.02)	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.07	(0.02)

Total from investment operations	(0.18)	0.27	(0.04)

Less dividends and distributions:
From net investment income	(0.18)	(0.18)	—
From net realized gain on investments	(0.08)	—	(0.03)

Total dividends and distributions	(0.26)	(0.18)	(0.03)

Net asset value at end of period	$9.58	$10.02	$9.93

Total investment return (b)	(1.91%)	2.80%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.74%)	(0.99%)	(0.78	%)††
Net expenses (excluding short sale expenses)	1.55%	1.57%	1.55	% ††
Expenses (including short sale expenses, before waiver/reimbursement)	3.38%	3.30%	3.36	% ††
Short sale expenses	1.13%	0.97%	0.85	% ††
Portfolio turnover rate	240%	168%	164	% (c)
Net assets at end of period (in 000’s)	$96,782	$128,171	$105,112

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	49

Notes to Consolidated Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These consolidated financial statements and Notes relate to the MainStay Absolute Return Multi-Strategy Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Investor Class, Class A, Class C and Class I shares have an inception date of June 18, 2015. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Investor Class, Class A and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for dis-

50	MainStay Absolute Return Multi-Strategy Fund

closure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Consolidated Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, a security that was fair valued in such a manner is shown in the Consolidated Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are

51

Notes to Consolidated Financial Statements (continued)

primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s consolidated financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(U)) is treated as a controlled foreign corporation (“CFC”) of the Fund under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Fund is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Fund in the period

52	MainStay Absolute Return Multi-Strategy Fund

incurred, nor can such loss or deficit in earnings be carried forward to offset the Fund’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that gross income derived by the Fund from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Fund from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated State-

ment of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

The Fund may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Fund may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Fund’s Form 1065, Schedule K-1, received from the MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Fund’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

53

Notes to Consolidated Financial Statements (continued)

The Fund estimates the consolidated allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations. For the year ended April 30, 2018, the Fund estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Consolidated Statement of Operations.

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Consolidated Statement of Operations or in the expense ratios included in the Consolidated Financial Highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Consolidated Portfolio of Investments.

54	MainStay Absolute Return Multi-Strategy Fund

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2018, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such

55

Notes to Consolidated Financial Statements (continued)

referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

Proprietary Basket Swaps: The Fund may enter into total return swaps to obtain exposure to a portfolio of long and short derivative instruments without owning such securities. Under the terms of the contract, the swap is designed to function as a portfolio of direct investments in long and short derivative instruments. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), which are reflected in the swap’s market value. The market value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

56	MainStay Absolute Return Multi-Strategy Fund

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights or warrants.

(N)  Options.  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Fund may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

The Fund may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection. As of April 30, 2018, the Fund did not hold any options.

(O)  Securities Sold Short.  The Fund may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon

57

Notes to Consolidated Financial Statements (continued)

conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended April 30, 2018, the Fund had securities on loan with a value of $27,858 and had received non-cash collateral of $28,924. Income earned from securities lending activity is reflected in the Consolidated Statement of Operations.

(Q)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Fund may invest in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers

(including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Fund may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Fund may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

58	MainStay Absolute Return Multi-Strategy Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

The Fund utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Fund may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Fund than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Fund may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$198,998	$—	$—	$198,998
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	707	—	—	707
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	—	45,438	16,713	62,151

Total Fair Value		$—	$199,705	$45,438	$16,713	$261,856

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(77,478)	$—	$(1,861)	$(79,339)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(88,176)	—	—	(88,176)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	—	(40,972)	(40,972)

Total Fair Value		$—	$(165,654)	$—	$(42,833)	$(208,487)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

59

Notes to Consolidated Financial Statements (continued)

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended April 30, 2018:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$—	$(17,549)	$(17,549)
Written Options	Net realized gain (loss) on written option transactions	—	—	—	21,353	21,353
Futures Contracts	Net realized gain (loss) on futures transactions	—	77,478	—	(326)	77,152
Swap Contracts	Net realized gain (loss) on swap transactions	—	954,844	256,643	34,980	1,246,467
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	118,207	—	—	—	118,207

Total Realized Gain (Loss)		$118,207	$1,032,322	$256,643	$38,458	$1,445,630

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$15,012	$15,012
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts		121,520	—	(2,110)	119,410
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(104,749)	(110,146)	(61,303)	(276,198)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	292,114	—	—	—	292,114

Total Change in Unrealized Appreciation (Depreciation)		$292,114	$16,771	$(110,146)	$(48,401)	$150,338

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk		Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$—		$—	$2,000,000	$2,000,000
Written Options (b)	$—	$—		$—	$(1,940,000)	$(1,940,000)
Futures Contracts Long (c)	$—	$3,349,195		$—	$—	$3,349,195
Futures Contracts Short	$—	$(1,771,489	)(c)	$—	$(914,885)	$(2,686,374)
Swap Contracts Long	$—	$101,325,242		$11,798,923	$3,355,000	$116,479,165
Swap Contracts Short (c)	$—	$(917,933)		$—	$—	$(917,933)
Forward Contracts Long (b)	$1,563,093	$—		$—	$—	$1,563,093
Forward Contracts Short (d)	$(16,154,805)	$—		$—	$—	$(16,154,805)

(a)	Positions were open three months during the reporting period.

(b)	Positions were open five months during the reporting period.

(c)	Positions were open six months during the reporting period.

(d)	Positions were open eight months during the reporting period.

(U)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Fund. The Fund and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Fund to enable the Fund to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Fund’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to

60	MainStay Absolute Return Multi-Strategy Fund

invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. Except where the context otherwise requires, the term “Fund” refers to the Fund together with the Cayman Subsidiary. As of April 30, 2018, net assets of the Cayman Subsidiary were $20,895,390 representing 20.5% of the Fund’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Cayman Subsidiary are not necessarily identical. The Fund currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Fund is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Fund will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Fund, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(V)  Commodity Futures Trading Commission Regulation.  The Fund and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each is a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Fund and the Cayman Subsidiary. Accordingly, the Fund and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Fund’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Fund operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Fund and the Cayman Subsidiary, the Fund and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, the Cayman Subsidiary, their investment strategies, or the Fund’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam France, a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, and is responsible for the day-to-day portfolio management of a portion of the Fund and the Cayman Subsidiary. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, is responsible for the day-to-day portfolio management of a portion of the Fund. MacKay Shields LLC (‘‘MacKay Shields’’ or “Subadvisor,” and together with Candriam France and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, and is responsible for the day-to-day portfolio management of a portion of the Fund. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Fund. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.25% of the Fund’s average daily net assets.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York

61

Notes to Consolidated Financial Statements (continued)

Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $1,661,394 and waived its fees and/or reimbursed expenses in the amount of $817,101.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total

12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $410 and $645, respectively.

During the year ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,555 and $557, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. State Street is the Cayman Subsidiary’s transfer agent pursuant to an agreement between State Street and the Cayman Subsidiary. During the year ended April 30, 2018, transfer agent expenses incurred by the Fund and Cayman Subsidiary were $15,367 and $20,000, respectively.

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Consolidated Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended April 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ Global Resources ETF	$—	$1,082	$—	$—	$(13)	$1,069	$—	$—	39

(G)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$24,943	0.7%
Investor Class	24,778	2.7
Class C	24,231	4.0
Class I	33,304,834	34.4

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$92,812,058	$2,855,294	$(5,354,406)	$(2,499,112)

62	MainStay Absolute Return Multi-Strategy Fund

As of April 30, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$334,194	$(647,284)	$(1,988,042)	$(2,423,528)	$(4,724,660)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash straddles sales, Passive Foreign Investment Company (PFIC) adjustments partnerships adjustments, and marked to market adjustments on derivatives. The other temporary differences are primarily attributable to adjustments related to the Cayman Subsidiary.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of April 30, 2018, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,039,066	$(875,629)	$(163,437)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swaps, Return of capital distribution, PFICs, short sale adjustments partnership adjustments and adjustments related to the Cayman Subsidiary.

As of April 30, 2018, for federal income tax purposes, capital loss carryforwards of $623,344 as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$623	$—

The Fund utilized $857,289 of capital loss carryforwards during the year ended April 30, 2018.

During the years ended April 30, 2018 and April 30, 2017, the tax character of distributions paid as reflected in the Consolidated Statements of Changes in Net Assets was as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$2,890,253	$2,332,994

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the year ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $113,146 and $145,245, respectively.

63

Notes to Consolidated Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended April 30, 2018:
Shares sold	35,602	$352,821
Shares issued to shareholders in reinvestment of dividends and distributions	12,532	123,187
Shares redeemed	(251,418)	(2,479,331)

Net increase (decrease) in shares outstanding before conversion	(203,284)	(2,003,323)
Shares converted into Class A (See Note 1)	14,921	150,112
Shares converted from Class A (See Note 1)	(5,473)	(52,901)

Net increase (decrease)	(193,836)	$(1,906,112)

Year ended April 30, 2017:
Shares sold	276,633	$2,781,047
Shares issued to shareholders in reinvestment of dividends and distributions	7,268	73,696
Shares redeemed	(108,990)	(1,098,866)

Net increase (decrease) in shares outstanding before conversion	174,911	1,755,877
Shares converted into Class A (See Note 1)	13,509	134,518
Shares converted from Class A (See Note 1)	(9,737)	(97,900)

Net increase (decrease)	178,683	$1,792,495

Investor Class	Shares	Amount
Year ended April 30, 2018:
Shares sold	23,713	$235,053
Shares issued to shareholders in reinvestment of dividends and distributions	2,051	20,117
Shares redeemed	(44,267)	(440,218)

Net increase (decrease) in shares outstanding before conversion	(18,503)	(185,048)
Shares converted into Investor Class (See Note 1)	5,485	52,901
Shares converted from Investor Class (See Note 1)	(14,993)	(150,112)

Net increase (decrease)	(28,011)	$(282,259)

Year ended April 30, 2017:
Shares sold	73,410	$732,560
Shares issued to shareholders in reinvestment of dividends and distributions	1,714	17,326
Shares redeemed	(20,971)	(210,415)

Net increase (decrease) in shares outstanding before conversion	54,153	539,471
Shares converted into Investor Class (See Note 1)	9,771	97,900
Shares converted from Investor Class (See Note 1)	(13,553)	(134,518)

Net increase (decrease)	50,371	$502,853

Class C	Shares	Amount
Year ended April 30, 2018:
Shares sold	8,180	$80,101
Shares issued to shareholders in reinvestment of dividends and distributions	783	7,625
Shares redeemed	(22,467)	(220,806)

Net increase (decrease)	(13,504)	$(133,080)

Year ended April 30, 2017:
Shares sold	64,528	$638,875
Shares issued to shareholders in reinvestment of dividends and distributions	713	7,153
Shares redeemed	(18,165)	(180,569)

Net increase (decrease)	47,076	$465,459

Class I	Shares	Amount
Year ended April 30, 2018:
Shares sold	390,115	$3,902,984
Shares issued to shareholders in reinvestment of dividends and distributions	278,658	2,739,204
Shares redeemed	(3,352,807)	(33,343,067)

Net increase (decrease)	(2,684,034)	$(26,700,879)

Year ended April 30, 2017:
Shares sold	2,246,651	$22,654,642
Shares issued to shareholders in reinvestment of dividends and distributions	220,363	2,234,483
Shares redeemed	(269,602)	(2,723,389)

Net increase (decrease)	2,197,412	$22,165,736

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the consolidated financial statements.

Note 11–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Fund as of and for the year ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the consolidated financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on June 19-21, 2018, the Board of Trustees approved a Plan of Liquidation providing for the liquidation and termination of the Fund (“Liquidation”). The Liquidation does not require shareholder approval and you are not being asked to vote on the Liquidation. Shareholders who own shares of the Fund will receive a supplement dated on or about June 22, 2018 to the Fund’s Prospectus containing further information regarding the Liquidation which is scheduled to take place on or about November 16, 2018.

64	MainStay Absolute Return Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the MainStay Absolute Return Multi-Strategy Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of April 30, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

June 22, 2018

65

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Absolute Return Multi-Strategy Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Candriam France S.A.S. (“Candriam France”), Cushing Asset Management, LP (“Cushing”) and MacKay Shields LLC (“MacKay Shields”) (each, a “Subadvisor” and, collectively, the “Subadvisors”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and the Subadvisors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including Candriam France and MacKay Shields as subadvisors to the Fund, and Cushing together with responses from New York Life Investments and the Subadvisors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Subadvisor personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and the Subadvisors; (ii) the investment performance of the Fund, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and the Subadvisors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or the Subadvisors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and the Subadvisors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and the Sub-

66	MainStay Absolute Return Multi-Strategy Fund

advisors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and the Subadvisors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of the Subadvisors and continuous analysis of, and interactions with, the Subadvisors with respect to, among other things, Fund investment performance and risk as well as the Subadvisors’ investment capabilities and subadvisory services with respect to the Fund. In particular, the Board considered New York Life Investments’ substantial responsibilities as manager of the Fund under a “multi-manager” structure, for the allocation of the Fund’s assets among multiple Subadvisors and strategies, and for the reallocation of assets among Subadvisors and strategies. The Board further noted that New York Life Investments manages one of the Fund’s strategies directly.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that the Subadvisors provide to the Fund. The Board evaluated each Subadvisor’s experience in serving as subadvisor to the Fund and managing other portfolios and each Subadvisor’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at the Subadvisors, and the Subadvisors’ overall legal and compliance environments, resources and history. The Board considered that New York Life Investments’ and each Subadvisor’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by the Subadvisors. The Board reviewed each Subadvisor’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s

67

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisors’ had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In evaluating the performance of the Fund, the Board recognized that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record.

The Board also considered that the Fund may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). In this regard, the Board considered the investment management services that New York Life Investments and one or more of the Subadvisors provide to the Cayman Subsidiary and the expected benefits to be derived by the Fund from its investment in the Cayman Subsidiary.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that ongoing efforts by New York Life Investments and the Subadvisors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisors

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the Agreements and the profits realized by New York Life Investments and its affiliates, including Candriam France and MacKay Shields, and Cushing due to their relationships with the Fund. Because Candriam France and MacKay Shields are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments, Candriam France and MacKay Shields in the aggregate. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and the Subadvisors and profits realized by New York Life Investments and its affiliates, including Candriam France and MacKay Shields, and Cushing, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and each Subadvisor must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also considered the investment management services that New York Life Investments and one or more of the Subadvisors provide to the Cayman Subsidiary and the related contractual management fee waiver, which obligates New York Life Investments to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as

68	MainStay Absolute Return Multi-Strategy Fund

part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam France and MacKay Shields, due to their relationships with the Fund were not excessive. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to the Subadvisors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies

69

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

70	MainStay Absolute Return Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended April 30, 2018, the Fund designated approximately $443,217 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended April 30, 2018 should be multiplied by the 8.16% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end April 30, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

71

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

72	MainStay Absolute Return Multi-Strategy Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in the MainStay Group of Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	81	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	None
	Richard H. Nolan, Jr. 11/16/46	MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	None
	Jacques P. Perold 5/12/58	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	None

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Pursuant to the Retirement Policy. Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

73

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay VP Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETF (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, The MainStay Funds, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2005)**

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

74	MainStay Absolute Return Multi-Strategy Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737574 MS126-18	MSARM11-06/18 (NYLIM) NL270

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended April 30, 2018 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $220,500.

The aggregate fees billed for the fiscal year ended April 30, 2017 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $214,900.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2018; and (ii) $0 for the fiscal year ended April 30, 2017. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended April 30, 2018; and (ii) $0 during the fiscal year ended April 30, 2017. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended April 30, 2018; and $0 during the fiscal year ended April 30, 2017.

(e)   Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)   All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended April 30, 2018 and April 30, 2017 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended April 30, 2018; and $0 for the fiscal year ended April 30, 2017.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended April 30, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2018

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.